                                   As filed with the Commission on July 29, 2002
                                                      1933 Act File No. 33-45973
                                                      1940 Act File No. 811-6576

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                        X

     Post-Effective Amendment No. 41........................................   X

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                X

     Amendment No. 42.......................................................   X

                             BT PYRAMID MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)

                                 (410) 895-5000
                         (Registrant's Telephone Number)

Daniel O. Hirsch, Esq.                       Copies to: Burton M. Leibert, Esq.
One South Street                                        Willkie Farr & Gallagher
Baltimore, Maryland  21202                              787 Seventh Ave
(Name and Address of Agent                              New York, New York 10019
for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ] Immediately upon filing pursuant to paragraph (b)
[x] On July 31, 2002, pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] On (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] On (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                    [GRAPHIC]



                 Premier Class
Prospectus

                     July 31, 2002

                Scudder Asset Management Fund


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

Asset Management Fund -- Premier Class

                      Overview of the Asset
                      Management Fund

                       3  Goal

                       3  Core Strategy

                       3  Investment Policies and
                          Strategies

                       4  Principal Risks of Investing in
                          the Fund

                       4  Who Should Consider Investing
                          in the Fund

                       5  Total Returns, After Fees and
                          Expenses

                       7  Annual Fund Operating
                          Expenses

                       A Detailed Look at the Asset
                       Management Fund

                         8 Objective

                         8 Strategy

                         9 Principal Investments

                        11 Investment Process

                        13 Risks

                        15 Management of the Fund

                       How to Invest in the Fund

                        19 Buying and Selling Fund Shares

                        22 Policies You Should Know About

                        26 Performance Information

                        26 Other Rights We Reserve

                        27 Understanding Distributions
                           and Taxes

                        30 Financial Highlights

Overview of the Asset Management Fund -- Premier Class

Goal: The Fund seeks high total return with reduced risk over the long term.

Core Strategy: The Fund allocates its investments among three asset classes: stocks, bonds and short-term instruments.

Investment Policies And Strategies: The Fund is a feeder fund that invests all of its assets in a master portfolio with the same goal. The Fund, through the master portfolio, seeks that goal by investing in three principal asset classes--stocks, bonds and short-term instruments. The Fund's investment in each asset class fluctuates depending on the investment advisor's judgment of how to provide the most favorable return consistent with the Fund's goal.

--------------------------------------------------------------------------------

Asset allocation funds offer investors professional management and a convenient means of diversifying their holdings in various asset classes within a single fund. Asset allocation funds also relieve investors of the administrative burdens typically associated with purchasing and holding these instruments.

                           Scudder Asset Management Fund -- Premier Class  |  3

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . The asset allocation strategy chosen by the investment advisor could perform poorly.

         . The Fund could suffer losses on its derivative positions if they are not highly correlated with the securities for which they are acting as a substitute.

         . The volume of transactions in the mergers and acquisitions market place could become insufficient or acquisition transactions could be renegotiated, terminated or delayed.

         . The individual stocks, bonds and short-term instruments held by the Fund could perform poorly.

         . Stock prices could decline generally.

         . A rise in interest rates could cause the fixed income markets and individual securities in the Fund's portfolio to decline in value.

         . An issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline.

         . Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its value on foreign investments.

         . The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

Who Should Consider Investing in the Fund

         The Fund requires a minimum investment of $5 million. It is designed to combine the benefits and risks of investing in stocks, bonds and short-term instruments. With the Fund, the decision of how much of your portfolio to invest among the three asset classes is left to professionals. All you decide is how long it will be until you need to access your investment.

         You should consider investing in the Fund if you are seeking high total return over the long term and have more than ten years until you need your investment.

         There is, of course, no guarantee that the Fund will realize its goal.

         The Fund by itself does not constitute a balanced investment program. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4  |  Scudder Asset Management Fund -- Premier Class

Total Returns, After Fees and Expenses

The bar chart on this page and table on the next page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since the Fund began selling shares on September 16, 1993 (its inception date). The table compares the Fund's average annual return with that of the Standard & Poor's 500 Composite Stock Price Index ('S&P 500 Index') and two other indices over the last one year, five years and since inception. An index is a model, not an actual portfolio. It is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.
The table also shows the after-tax returns of the Fund's Premier Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------

The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States, most of which are traded on the New York Stock Exchange. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price). Year-by-Year Returns (each full calendar year since inception)

                                    [CHART]

  1994     1995    1996    1997    1998    1999     2000      2001
-------   -----   -----   -----   -----   -----   -------    ------
(3.22)%   23.53%  16.23%  23.51%  21.51%  13.18%   (2.07)%   (4.53)%

The Fund's return for the period January 1, 2002 to June 30, 2002 was -6.27%. For the period shown in the bar chart, the Fund's highest return in any calendar quarter was 11.81% (fourth quarter 1998) and its lowest quarterly return was -6.83% (third quarter 2001).

                           Scudder Asset Management Fund -- Premier Class  |  5

Performance for Periods Ended December 31, 2001
Average Annual Total Returns
                                                             Since Inception
                                            1 Year  5 Years (Sept. 16, 1993)/1/
-------------------------------------------------------------------------------
Premier Class Return Before Taxes           - 4.53%  9.69%        10.13%
-------------------------------------------------------------------------------
Premier Class Return After Taxes on
Distributions                               - 5.73%  6.38%         7.34%
-------------------------------------------------------------------------------
Premier Class Return After Taxes on
Distributions and Sale of Fund Shares       - 2.75%  6.89%         7.35%
-------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for
fees, expenses or taxes)                    -11.87% 10.70%        13.85%
-------------------------------------------------------------------------------
Salomon Broad Investment Grade Bond Index
(reflects no deduction for fees, expenses
or taxes)                                     8.53%  7.44%         6.70%
-------------------------------------------------------------------------------
Asset Allocation Index--Long
Range/2/ (reflects no deduction for fees,
expenses or taxes)                          - 3.04%  9.44%        10.72%
-------------------------------------------------------------------------------

/1/ The indices' returns are calculated from September 30, 1993.

/2/ The Asset Allocation Index--Long Range is a blend of several indices: 55%
    S&P 500 Index, 35% Salomon Broad Investment Grade Bond Index, and 10% US Treasury Bill 3-Month Index.

--------------------------------------------------------------------------------

The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

6  |  Scudder Asset Management Fund -- Premier Class

Annual Fund Operating Expenses

(expenses paid from Fund assets)

The Annual Fees and Expenses table describes the fees and expenses that you may pay if you buy and hold shares of the Premier Class shares of the Asset Management Fund.

Expense Example: The example below illustrates the expenses incurred on a $10,000 investment in the Fund. Each example assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds./1/ The example does not represent an estimate of future returns or expenses. Actual costs may be higher or lower.

Annual Fees and Expenses
                                                                  Percentage of
                                                                  Average Daily
                                                                  Net Assets/1/
Management Fees                                                       0.65%
-------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                                 None
-------------------------------------------------------------------------------
Other Fund Operating Expenses                                         0.26%
-------------------------------------------------------------------------------
Total Fund Operating Expenses                                         0.91%
-------------------------------------------------------------------------------
Less: Fee Waiver or Expense Reimbursement/2/                         -0.31%
-------------------------------------------------------------------------------
Net Expenses                                                          0.60%
-------------------------------------------------------------------------------

Expense Example/3/

1 Year                  3 Years            5 Years           10 Years
$61                      $259               $474              $1,091
---------------------------------------------------------------------------

/1/ Information on the annual operating expenses reflects the expenses of both the Fund and the master portfolio in which the Fund invests its assets, the Asset Management Portfolio. (A further discussion of the relationship between the Fund and the master portfolio appears in the 'Organizational Structure' section of this prospectus.)

/2/ The investment advisor and administrator have contractually agreed, for a 16-month period from the Fund's fiscal year end of March 31, 2002, to waive their fees and/or reimburse expenses so that total expenses will not exceed 0.60%. The investment advisor and administrator have also voluntarily agreed to waive their fees and/or reimburse expenses so that total expenses will not exceed 0.55%. The investment advisor and administrator may terminate or adjust these voluntary waivers and reimbursements at any time at their sole discretion without notice to shareholders.

/3/ For the first year, the expense example takes into account contractual fee waivers and reimbursements.

                           Scudder Asset Management Fund -- Premier Class  |  7

A Detailed Look at the Asset Management Fund -- Premier Class

Objective

         The Fund seeks high total return with reduced risk over the long term.

         While we give priority to seeking the Fund's objective, we cannot offer any assurance of achieving its objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Strategy

         In seeking the Fund's objective, the investment advisor allocates the Fund's assets among three principal asset classes: stocks, bonds and short-term instruments. The investment advisor will generally allocate the largest portion of its assets to stocks, with smaller allocations to short-term instruments and bonds. This is a general guideline. The Fund's investment in each asset class fluctuates depending on the investment advisor's perception of the opportunities available among the three asset classes and the relative risks associated with such opportunities, consistent with the Fund's goal. The Fund regularly uses derivatives to increase or decrease its exposure to the various asset classes.

         The currency portion of the Fund's portfolio is generally designed to enhance returns during periods of relative US dollar weakness and to protect returns during periods of relative US dollar strength. The Fund may take a position in a country's currency without owning securities within that market. This strategy can be used to enhance returns as well as to hedge.

8  |  Scudder Asset Management Fund -- Premier Class

Principal Investments

         Stocks. These securities include domestic and foreign equity securities of all types. The investment advisor seeks to maximize total return by assembling a portfolio of stocks that attempt to track the S&P 500 Index in terms of risk and sector allocation. The investment advisor then uses a set of quantitative measures to signal which stocks have characteristics which imply favorable returns, and then determines whether to overweight, underweight, or hold a neutral position relative to S&P 500 Index weightings. These measures have been developed over several years of fundamental research in which the investment advisor has consistently sought to identify significant market inefficiencies, and then use these imperfections to affect returns.

         The Fund may also invest a portion of its assets in common stocks of companies that are the targets of publicly announced acquisitions. The selection of these investments is based on a proprietary quantitative model that provides a disciplined approach to both the timing and quantity of shares purchased.

         Securities in this asset class include common stocks, fixed rate preferred stocks (including convertible preferred stock), warrants, rights, depository receipts, TBA (to be announced) purchase commitments and other equity securities issued by companies of any size, located anywhere in the world.

         Bonds. These securities include investment grade domestic and foreign fixed income securities. The investment advisor seeks to maximize returns within the bond class by adjusting the Fund's investments in securities with different credit qualities, maturities and coupon or dividend rates, as well as by seeking securities that take advantage of differences in yields among instruments or issuers of currencies. Securities in this asset class include bonds, notes,

--------------------------------------------------------------------------------

Investment grade securities are rated within the top four rating categories by a nationally recognized statistical rating organization.

Maturity measures the time remaining until an issuer must repay a security's principal in full.

Yield is determined by dividing the coupon rate (the interest rate a borrower agrees to pay when issuing a security) by the purchase price. The yield of a security will rise as the security's price falls and vice versa.

                           Scudder Asset Management Fund -- Premier Class | 9 adjustable-rate preferred stocks, convertible bonds, taxable municipal securities, mortgage-related and asset-backed securities, domestic and foreign government agency securities, zero coupon bonds, Rule 144A securities (securities whose resale is restricted), and other intermediate- and long-term securities.

         Short-Term Instruments. The short-term instruments in which the Fund may invest include domestic and foreign securities, money market mutual funds and money market instruments. The investment advisor seeks to maximize return within this asset class by investing in securities that take advantage of differences in yields among instruments or issuers of currencies.

         The Fund may invest in:

         . Short-term obligations of the US or foreign governments, their agencies and instrumentalities;

         . Other short-term debt securities rated within the top two rating categories by a nationally recognized statistical rating organization (or, if unrated, determined by the investment advisor to be of similar quality);

         . Commercial paper;

         . Bank obligations including negotiable certificates of deposit, time deposits and bankers' acceptances;

         . Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price; and

         . Money market mutual funds.

         At the time of the Fund's investment in commercial paper, bank obligations or repurchase agreements, the issuer (or the issuer's parent) must have outstanding debt rated within the top two rating categories by a nationally recognized statistical rating organization (or, if unrated, determined by the investment advisor to be of similar quality).

10  |  Scudder Asset Management Fund -- Premier Class

         Derivatives. The Fund invests in various instruments commonly known as 'derivatives' to increase its exposure to an asset class. The Fund primarily uses futures, options, forward currency transactions and swaps. The investment advisor may use derivatives in circumstances where the advisor believes they offer an economical means of gaining exposure to a particular asset class. The Fund may also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. The Fund may use derivatives for leveraging, which is a way to attempt to enhance returns.

         The Fund may invest up to 25% of its total assets in the currencies of any of the following countries: Australia, Japan, Canada, U.K., US, Switzerland, Germany, France, Italy, Netherlands and Spain.


Investment Process

         The investment advisor regularly reviews the Fund's investment allocations and will vary them to favor asset classes that, in its judgment, provide the most favorable return outlook consistent with the Fund's investment objective. In deciding how to allocate the Fund's assets, we will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns.

         In managing the Fund, the investment advisor uses:

         . Statistical processes, including a database system to help analyze past situations and trends;

         . Portfolio management professionals to determine asset allocation and to select individual securities; and

--------------------------------------------------------------------------------

Generally, a derivative is a financial arrangement that derives its value from a traditional security (like a stock or bond), asset or index.

Futures and options are used as a low-cost method for gaining exposure to a particular securities market without investing directly in those securities.

Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions are used as hedges and, where possible, to add to investment returns.


A swap is a transaction where one security or characteristic of a security is swapped for another. An example is when one party trades newly issued stock for existing bonds with another party.

                          Scudder Asset Management Fund -- Premier Class  |  11

         . Its own credit analysis as well as credit analysis provided by rating services to determine the quality of debt securities and short-term instruments.

         The Fund employs a global asset allocation strategy which attempts to enhance returns and manage risk by responding effectively to changes in global markets using instruments including but not limited to futures, options and currency forwards. This strategy employs a multi-factor global asset allocation model that evaluates equity, bond, cash and currency opportunities across domestic and international markets.

         In implementing the global asset allocation strategy, the Fund may invest in futures and options based on any type of security or index including futures traded on foreign exchanges, such as bonds and equity indices of foreign countries. Some futures and options strategies, including selling futures, buying puts and writing calls, may hedge the Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase and will broaden the Fund's market exposure. Futures and options may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

         The Fund may also enter into forward currency exchange contracts, may buy and sell futures contracts and options relating to foreign currencies and may purchase securities indexed to foreign currencies. Currency management strategies allow us to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the US dollar. Successful implementation of the global asset allocation strategy depends on the investment advisor's judgment as to the potential risks and rewards of implementing the different types of strategies. Historically, the Fund has had a high portfolio turnover rate.

         Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. For temporary defensive

--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities within a given period. High turn-over can increase a Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.


12 | Scudder Asset Management Fund -- Premier Class purposes, we may invest up to 100% of the Fund's assets in cash and money market instruments. To the extent we find it necessary to invest in such securities, the Fund will not be invested to meet its investment objective.

Risks

         Below we set forth some of the prominent risks associated with investing in general, as well as the risks associated with asset allocation funds and each asset class. The Fund's exposure to the risks associated with each asset class will depend on its current investment allocation to that class.

         Primary risks

         Asset Allocation Risk. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor favors an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. If the Fund was invested primarily in stocks, it would perform poorly relative to a fund invested primarily in bonds.

         Derivative Risk. Derivatives may be more volatile and less liquid than traditional securities. Risks associated with derivatives include:

         . that the derivative may not fully offset the underlying positions;

         . that the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

         . the possibility the Fund cannot sell the derivative because of an illiquid secondary market.

         The use of derivatives for leveraging purposes tends to magnify the effect of an instrument's price changes as market conditions change. For futures contracts and options on futures contracts used for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.


                          Scudder Asset Management Fund -- Premier Class  |  13

         Merger Arbitrage Risk. The mergers and acquisitions marketplace can produce unforeseeable results. Merger and acquisition transactions may be renegotiated, terminated or delayed for a variety of reasons. In the event these transactions fail to close or close at a less than expected price per share, the Fund may realize losses or a lower return than anticipated.

         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

         Interest Rate Risk. Interest rate risk is the risk that securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decline in value when interest rates rise (and rise in value when interest rates decline). To address movements in interest rates, the investment advisor attempts to adjust the Fund's holdings of long- and short-term securities to reflect our expectations of changes in interest rates.

         Credit Risk. Credit risk is the risk that an issuer or counterparty declines in creditworthiness or defaults, which would cause the value of the issuer's security to decline. Also, issuers may not be able to pay the interest on the securities they have issued. As a way of reducing these risks, the Fund invests only in investment grade debt securities to provide an added level of protection when economic conditions deteriorate. In addition, the investment advisor continuously monitors the financial well-being of the issuers of the securities that the Fund owns. The investment advisor may sell those that show the signs of weakness that may lead to a ratings downgrade or even to default.

         Foreign Investments. To the extent that the Fund holds securities of issuers based outside the United States, political, economic or social developments in foreign countries could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Different accounting and financial reporting standards, or less stringent enforcement of these standards, could convey incomplete, inaccurate or misleading information about a Fund investment. The use of derivatives in foreign markets also involves additional risks.

         Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value

14 | Scudder Asset Management Fund -- Premier Class of foreign investments or the US dollar amount of income or gain received on these investments. We seek to minimize this risk by actively managing the currency exposure of the Fund. There is no guarantee that these currency management activities will work and they could cause losses to the Fund.

         Secondary risk

         Pricing Risk. The Fund values securities at their stated market value if price quotations are readily available and reliable and, if not, by the method that most accurately reflects their current worth under procedures adopted in good faith by and under the general supervision of the Board of Trustees. This procedure implies an unavoidable risk, the risk that the prices are higher or lower than the prices that the securities might actually command if the Fund sold them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If the Fund has underestimated their price, you may not receive the full market value for Fund shares when you sell.

Management of the Fund

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

         Board of Trustees. A Board of Trustees supervises all the Fund's activities on behalf of the Fund's shareholders.

         Investment Advisor. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 280 Park Avenue, New York, New York 10017, acts as the Fund's investment advisor. As investment advisor, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. For its services as investment advisor, DeAM, Inc. is entitled to receive a fee of 0.65% of the Fund's average daily net assets for the last fiscal year. Prior to April 30, 2001, the investment

                          Scudder Asset Management Fund -- Premier Class | 15 advisor was Bankers Trust Company (now known as Deutsche Bank Trust Company Americas), an affiliate of DeAM, Inc.

         DeAM, Inc. provides a full range of investment advisory services to retail and institutional clients, and as of March 31, 2002 had total assets of approximately $97 billion under management.

         DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the master portfolio's investments.

         Janet Campagna

         . A managing director of Deutsche Asset Management and lead manager of the master portfolio.

         . Head of global and tactical asset allocation.

         . Joined Deutsche Asset Management in 1999 and began managing the master portfolio in 2000.

         . Investment strategist and manager of the asset allocation strategies group for Barclays Global Investors from 1994 to 1999.

         . Over eleven years of investment industry experience.

         . Bachelor's degree in Economics from Northeastern University;
           Master's degree in Social Science from California Institute of Technology and Ph.D in Political Science from University of California at Irvine.

         Robert Wang

         . A director of Deutsche Asset Management and co-manager of the master portfolio.

         . Joined Deutsche Asset Management in 1995 and began managing the master portfolio in 2000.

         . Fixed income trader for J.P. Morgan from 1982 to 1995.

         . Over twenty years of investment industry experience.

16  |  Scudder Asset Management Fund -- Premier Class

         . Bachelor's degree in Economics from the Wharton School at the University of Pennsylvania.

         Other Services. Investment Company Capital Corp. ('ICCC'), an affiliate of DeAM, Inc., serves as the transfer agent ('Transfer Agent') and provides administrative services--such as portfolio accounting, legal services and others--for the Fund. In addition, ICCC--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

         . keeping accurate, up-to-date records for your individual Fund account;

         . implementing any changes you wish to make in your account information;

         . processing your requests for cash dividends and distributions from the Fund;

         . answering your questions on the Fund's investment performance or administration;

         . sending proxy reports and updated prospectus information to you; and

         . collecting your executed proxies.

         Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with ICCC. Service agents may charge additional fees to investors only for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

         Organizational Structure. The Fund is a 'feeder fund' that invests all of its assets in a 'master portfolio,' the Asset Management Portfolio. The Fund and its master portfolio have the same goal. The master portfolio is advised by DeAM, Inc.

         The master portfolio may accept investments from other feeder funds. A feeder bears the master portfolio's expenses in proportion to its assets. Each feeder can set its own transaction minimums, fund-specific expenses and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholder's best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio or take other action.

                          Scudder Asset Management Fund -- Premier Class  |  17

How to Invest in the Fund

The following pages tell you how to invest in the Fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a service agent--for example, a workplace retirement plan, financial supermarket or financial advisor--your service agent may have its own policies or instructions, and you should follow those.

18  |  Scudder Asset Management Fund -- Premier Class

Buying and Selling Fund Shares

         You may buy Premier Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ('service agent'). Contact them for details on how to enter and pay for your order. The Fund's Advisor or Administrator may provide compensation to service agents for distribution, administrative and promotional services. You may also buy Premier Class shares by sending your check (along with a completed Application Form) directly to the Fund. Your purchase order may not be accepted if the Fund withdraws the offering of Fund shares, the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

         Investment minimums

         Your initial investment must be at least $5,000,000. The minimum subsequent investment requirement is $1,000,000. The Fund and its service providers reserve the right to waive or reduce the investment minimums from time to time at their discretion.

         How to contact the Transfer Agent

            By Phone:         (800) 621-1048
            --------------------------------------------------------
            First Investments Investment Company Capital Corporation
            By Mail:          c/o Scudder Investments
                              P.O. Box 219356
                              Kansas City, MO 64121-9356
            --------------------------------------------------------
            Additional        Investment Company Capital Corporation
            Investments By    c/o Scudder Investments
            Mail:             P.O. Box 219154
                              Kansas City, MO 64121-9154
            --------------------------------------------------------
            By Overnight      Investment Company Capital Corporation
            mail:             c/o Scudder Investments
                              811 Main Street
                              Kansas City, MO 64105-2005
            --------------------------------------------------------
            By Fax (for       (800) 821-6234
            exchanging and
            selling shares
            only):
            --------------------------------------------------------

                          Scudder Asset Management Fund -- Premier Class  |  19

         You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

         How to open your Fund account

         Mail: Complete and sign the account application that
               accompanies this prospectus. (You may obtain
               additional applications by calling the Transfer Agent.)
               Mail the completed application along with a check
               payable to 'Scudder Asset Management Fund--
               Premier Class--567' to Investment Company Capital
               Corporation. The addresses are shown under 'How to
               contact the Transfer Agent.'
         -------------------------------------------------------------
         Wire: Call the Transfer Agent to set up a wire account.

         Please note that your account cannot become activated until we receive a completed application.

         How to buy and sell shares

         MAIL:

         Buying: Send your check, payable to 'Scudder Asset Management Fund--Premier Class--567 to the Transfer Agent.' The addresses are shown above under 'How to contact the Transfer Agent.' Be sure to include the Fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to 'Scudder Funds' and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

         Selling: Send a signed letter to the Transfer Agent with your name, your Fund number and account number, the Fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $5,000,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

20  |  Scudder Asset Management Fund -- Premier Class

         WIRE:

         Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Transfer Agent at (800) 621-1048 to notify us in advance of a wire transfer purchase. Inform the Transfer Agent representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 pm (Eastern time) the next business day following your purchase.

            Bank Name:  Deutsche Bank Trust Company Americas
            --------------------------------------------------------
            Routing No: 021001033
            --------------------------------------------------------
            Attn:       Scudder Funds
            --------------------------------------------------------
            DDA No:     00-226-296
            --------------------------------------------------------
            FBO:        (Account name)
                        (Account number)
            --------------------------------------------------------
            Credit:     Scudder Asset Management Fund--Premier Class
                        --567
            --------------------------------------------------------

         Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 pm (Eastern time) on the next business day after the Fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

         Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your service agent or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Transfer Agent at (800) 621-1048. Inform the Transfer Agent representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The Fund and its service agents reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 pm (Eastern time) to wire your account the next business day.

                          Scudder Asset Management Fund -- Premier Class  |  21

         TELEPHONE TRANSACTIONS:

         You may place orders to buy and sell over the phone by calling your service agent or the Transfer Agent at (800) 621-1048. If your shares are in an account with the Transfer Agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Premier Class shares of another Scudder fund by calling the Transfer Agent. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting the Transfer Agent at a later date.

Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through service agents.

         If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the Fund.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

         Policies about transactions

         The Fund is open for business each day the New York Stock Exchange is open. The Fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

22  |  Scudder Asset Management Fund -- Premier Class

         You can place an order to buy or sell shares at any time that the Fund is open for business. Once your order is received by the Transfer Agent, and they have determined that it is in 'good order,' it will be processed at the next share price calculated.

         Because orders placed through service agents must be forwarded to the Transfer Agent before they can be processed, you'll need to allow extra time. A representative of your service agent should be able to tell you when your order will be processed. It is the responsibility of your service agent to forward your order to the Transfer Agent in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Transfer Agent.

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

         We accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks, third party checks, or checks issued by credit card companies or internet based companies.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The Fund can only send wires of $1,000 or more.

         Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the

                          Scudder Asset Management Fund -- Premier Class | 23 next business day but the proceeds could be delayed for up to seven calendar days. However, the payment of redemption proceeds and the processing of exchanges for shares recently purchased by check or through ACH purchase may be delayed for up to 10 calendar days.

         We do not issue share certificates.

         You may have difficulty contacting the Transfer Agent by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Transfer Agent by telephone, you should make your request by mail.

         Your purchase order may not be accepted if the Fund withdraws the offering of Fund shares, the sale of Fund shares has been suspended or if the Fund determined that your purchase would be detrimental to the interests of its shareholders.

         We reserve the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. We reserve the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of 'market timing' or other frequent purchases or sales. In addition, for exchange requests, we may require a shareholder to own shares of the Fund for 15 days before we process the purchase order for the other fund if we believe that the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders, for these or other reasons.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

24  |  Scudder Asset Management Fund -- Premier Class

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Transfer Agent for more information.

         Account Statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

         How the Fund calculates share price

         The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on www.scudder.com.

         The Fund calculates the net asset value of its shares in accordance with the standard formula for valuing mutual fund shares. The formula for calculating the Fund's net asset value calls for deducting all of the liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares. The Fund values its securities at their stated market value if price quotations are readily

--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the


                          Scudder Asset Management Fund -- Premier Class | 25 available and reliable. When price quotations for a particular security are not readily available or may be unreliable, a Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.

         Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. The price changes may ultimately affect the price of Fund shares the next time the Fund calculates its net asset value.

Performance Information

         The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Other Rights We Reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

         . reject a new account application if you don't provide a correct
           Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

         . pay you for shares you sell by 'redeeming in kind,' that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the Fund's net assets, whichever is less

26  |  Scudder Asset Management Fund -- Premier Class

         . change, add, or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege at any time)

         . redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $5,000,000 for any reason other than a change in market value

Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A Fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A Fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A Fund may not always pay a distribution for a given period.

         If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income quarterly. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

         The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash and even if a portion of the distribution represents a return of your purchase price.

         You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in Fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges in the same class of shares you hold. For retirement plans, reinvestment is the only option.

                          Scudder Asset Management Fund -- Premier Class  |  27

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

         The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

         If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions, if any, paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

         Dividends and distributions usually have the following tax status:

         Transaction                            Tax status
         Income Dividends                       Ordinary Income
         --------------------------------------------------------------
         Short-term capital gain distributions* Ordinary Income
         --------------------------------------------------------------
         Long-term capital gain distributions*  Long-term capital gains
         --------------------------------------------------------------

         * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

         If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

28  |  Scudder Asset Management Fund -- Premier Class

         In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Scudder Fund) is generally a taxable transaction for you:

  Transaction                                 Tax status
  Your sale of shares owned for more than one Generally, long-term capital
  year                                        gains or losses
  ---------------------------------------------------------------------------
  Your sale of shares owned for one year or   Generally, short-term capital
  less                                        gains or losses; losses subject
                                              to special rules
  ---------------------------------------------------------------------------

         Your Fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

                          Scudder Asset Management Fund -- Premier Class  |  29

Financial Highlights


The table below provides a picture of the Fund's financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the tables represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

                                               For the Years Ended March 31,
                                            2002     2001     2000     1999     1998

Per share operating performance:
------------------------------------------------------------------------------------
Net asset value, beginning of year      $10.98   $14.44   $13.11   $14.50   $12.05
------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------
Net investment income                     0.31     0.41     0.33     0.47     0.37
------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments and foreign currencies    (0.08)   (1.79)    1.44     1.29     3.60
------------------------------------------------------------------------------------
Total from investment operations          0.23    (1.38)    1.77     1.76     3.97
------------------------------------------------------------------------------------
Distributions to shareholders
------------------------------------------------------------------------------------
Net investment income                    (0.28)   (0.30)   (0.31)   (0.45)   (0.37)
------------------------------------------------------------------------------------
In excess of net investment income          --       --       --    (0.27)      --
------------------------------------------------------------------------------------
Net realized gain from investment
transactions                             (0.01)   (1.78)   (0.13)   (2.43)   (1.15)
------------------------------------------------------------------------------------
Total distributions                      (0.29)   (2.08)   (0.44)   (3.15)   (1.52)
------------------------------------------------------------------------------------
Net asset value, end of year            $10.92   $10.98   $14.44   $13.11   $14.50
------------------------------------------------------------------------------------
Total investment return/1/                2.13%  (10.90)%  13.83%   12.83%   34.34%
------------------------------------------------------------------------------------

Supplemental data and ratios:
------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)  $437,802 $416,714 $512,004 $570,120 $496,798
------------------------------------------------------------------------------------
Ratios to average net assets:
------------------------------------------------------------------------------------
Net investment income                     2.84%    3.20%    2.69%    2.89%    2.97%
------------------------------------------------------------------------------------
Expenses after waivers, and/or
reimbursements including expenses of
the Asset Management Portfolio            0.55%    0.59%    0.60%    0.60%    0.60%
------------------------------------------------------------------------------------
Expenses before waivers, and/or
reimbursements including expenses of
the Asset Management Portfolio            0.91%    0.93%    0.93%    0.93%    0.92%
------------------------------------------------------------------------------------
Portfolio turnover rate/2/                  90%     118%     222%     109%     199%
------------------------------------------------------------------------------------

/1/ Total return would have been lower had certain Fund expenses not been reimbursed and/or waived.
/2/ The portfolio turnover rate is the rate for the master portfolio in which the Fund invests its assets.

30  |  Scudder Asset Management Fund -- Premier Class

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports--These include commentary from the Fund's management team about recent market conditions and the effects of the Fund's strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about the Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the Fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the Fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

[LOGO] SCUDDER INVESTMENTS



[LOGO] Deutsche Asset Management
SEC

Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090

                                              CUSIP #
                      Asset Management Fund--
                      Premier Class:          055.847.404
                      BT Pyramid Mutual Funds 811-6576

[GRAPHIC]


  Printed on recycled paper.  (07/31/02) SAMF-1-PR

                                             STATEMENT OF ADDITIONAL INFORMATION
                                                                   July 31, 2002

BT Investment Funds
Scudder Lifecycle Short Range Fund - Investment Class
Scudder Lifecycle Mid Range Fund - Investment Class
Scudder Lifecycle Long Range Fund - Investment Class

BT Pyramid Mutual Funds
Scudder Asset Management Fund - Premier Class

BT Investment Funds and BT Pyramid Mutual Funds (each a 'Trust' and collectively, the 'Trusts') are open-end management investment companies that offer investors a selection of investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information ('SAI') provides supplementary information pertaining to the Scudder Lifecycle Short Range Fund - Investment Class ('Short Range Fund'), Scudder Lifecycle Mid Range Fund - Investment Class ('Mid Range Fund'), Scudder Lifecycle Long Range Fund - Investment Class ('Long Range Fund') and Scudder Asset Management Fund - Premier Class ('Asset Management Fund') (each a 'Fund' and, collectively, the 'Funds'). Each Fund seeks to achieve its investment objective by allocating investments among three asset classes: stocks, bonds, and short-term instruments.

As described in the Prospectuses, the Trusts seek the investment objective of each Fund by investing all the investable assets ('Assets') of the Fund in a diversified open-end management investment company having the same investment objective as such Fund. These investment companies are Scudder Asset Management Portfolio III, Scudder Asset Management Portfolio II, and Scudder Asset Management Portfolio (each a 'Portfolio' and collectively, the 'Portfolios'). Asset Management Portfolio II and Asset Management Portfolio III are each series of BT Investment Portfolios. BT Investment Portfolios and Asset Management Portfolio are referred to herein individually as a 'Portfolio Trust' and collectively as the 'Portfolio Trusts.'

The Funds' Prospectuses, which are dated July 31, 2002, provide the basic information investors should know before investing. This Statement of Additional Information ('SAI'), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Trusts and should be read in conjunction with the Prospectuses. You may request a copy of a Prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trusts at the telephone number listed below or by contacting any bank or dealer or other institution that has a sub-distribution or sub-shareholder servicing agreement with Investment Company Capital Corporation ('ICCC'), the Funds' and Portfolios' administrator (a 'Service Agent'). This SAI is not an offer of any Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Funds' Prospectuses. The financial statements for each Fund and Portfolio for the fiscal year ended March 31, 2002, are incorporated herein by reference to the Annual Report to shareholders for each Fund and Portfolio dated March 31, 2002. A copy of each Fund and each Portfolio's Annual Report may be obtained without charge by calling the Transfer Agent at 1-800-730-1313.

                                TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES..............................................................1
       Investment Objectives....................................................................1
       Investment Policies......................................................................1
       Summary of Investment Practices..........................................................1
       Equity Securities........................................................................4
       Fixed Income Securities and Money Market Instruments.....................................7
       Municipal Securities....................................................................15
       Derivative Securities...................................................................21
       Derivative Securities:  Options.........................................................22
       Derivative Securities:  Futures Contracts and Options on Futures Contracts..............26
       Derivative Securities:  Swap Agreements.................................................30
       Derivative Securities:  Hedging Strategies..............................................33
       Mortgage-Backed and Asset-Backed Securities.............................................34
       Securities of Non-US Issuers............................................................41
       Currency Management.....................................................................44
       Additional Limitations and Risk Factors.................................................48
       Other Investments and Investment Practices..............................................53
       Investment Restrictions.................................................................60
       Portfolio Transactions and Brokerage Commissions........................................63
PERFORMANCE INFORMATION........................................................................66
       Standard Performance Information........................................................66
       Comparison of Fund Performance..........................................................75
VALUATION OF SECURITIES........................................................................75
       Redemptions and Purchases In Kind.......................................................75
       Trading in Foreign Securities...........................................................78
       Purchase and Redemption of Shares.......................................................78
       How To Sell Shares......................................................................78
MANAGEMENT OF THE TRUSTS AND PORTFOLIOS........................................................79
       Trustees of the Trusts and Portfolio Trusts.............................................80
       Officers of the Trusts and the Portfolio Trusts.........................................81
       Code of Ethics..........................................................................84
       Investment Advisor......................................................................84
       Administrator...........................................................................86
       Waivers and Reimbursements..............................................................87
       Custodian and Transfer Agent............................................................88
       Distributor.............................................................................88
       Service Agent...........................................................................88
       Counsel and Independent Accountants.....................................................89
Organization of the TrustS.....................................................................89
TAXATION.......................................................................................91
       Taxation of the Funds...................................................................91
       Distributions...........................................................................92
       Taxation of the Portfolios..............................................................93
       Foreign Withholding Taxes...............................................................93
       Backup Withholding......................................................................93
       Foreign Shareholders....................................................................93
       Other Taxation..........................................................................93
FINANCIAL STATEMENTS...........................................................................94
APPENDIX.......................................................................................95

                       INVESTMENT OBJECTIVES AND POLICIES

                              Investment Objectives

The Long Range Fund and Asset Management Fund seek high total return with reduced risk over the long term.

The Mid Range Fund seeks capital growth, current income and growth of income, consistent with reasonable investment risk.

The Short Range Fund seeks high current income consistent with conservation of capital. There can, of course, be no assurance that any Fund will achieve its investment objective.

                               Investment Policies

Each Fund seeks its investment objective by investing all of its Assets in the corresponding Portfolio. A Trust may withdraw a Fund's investment from the corresponding Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Since the investment characteristics of each Fund will correspond directly to those of the corresponding Portfolio, the following is a discussion of the various investments of and techniques employed by each Portfolio.

                         Summary of Investment Practices

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Long Range Fund
                                           Short Range Fund                    Mid Range Fund              Asset Management Fund
INVESTMENT PRACTICE                (Asset Management Portfolio III)   (Asset Management Portfolio II)   (Asset Management Portfolio)
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
KEY TO TABLE:

[X]  Permitted without stated limit
[ ]  Permitted without stated limited, but not expected to be used to a significant extent
 X   Not permitted
20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use
20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

------------------------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
Common Stock                                     [ ]                                [ ]                             [X]
------------------------------------------------------------------------------------------------------------------------------------
Warrants                                         [ ]                                [ ]                             [X]
------------------------------------------------------------------------------------------------------------------------------------
Preferred Stock                                  [ ]                                [ ]                             [X]
------------------------------------------------------------------------------------------------------------------------------------
Convertible Securities                           [ ]                                [ ]                             [X]
------------------------------------------------------------------------------------------------------------------------------------
Medium-Capitalization Stocks                     [ ]                                [ ]                             [X]
------------------------------------------------------------------------------------------------------------------------------------
Small Capitalization Stocks                      [ ]                                [ ]                             [X]
------------------------------------------------------------------------------------------------------------------------------------
Micro Capitalization Stocks                      [ ]                                [ ]                             [X]
------------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Instruments                           [X]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Obligations of Banks and Other
Financial Institutions                           [X]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Certificates of Deposit and
Banker's Acceptances                             [X]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Commercial Paper                                 [X]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Long Range Fund
                                           Short Range Fund                    Mid Range Fund              Asset Management Fund
INVESTMENT PRACTICE                (Asset Management Portfolio III)   (Asset Management Portfolio II)   (Asset Management Portfolio)
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
KEY TO TABLE:

[X]  Permitted without stated limit
[ ]  Permitted without stated limited, but not expected to be used to a significant extent
 X   Not permitted
20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use
20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

------------------------------------------------------------------------------------------------------------------------------------
Variable Rate Master Demand
Notes                                            [X]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
US Government Securities                         [X]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Custodial Receipts                               [X]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Zero Coupon Securities and
Deferred Interest Bonds                          [X]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Variable Rate Securities                         [X]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Inverse Floating Rate Securities                 [X]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Lower-Rated Debt Securities                       5%                                 5%                              5%
------------------------------------------------------------------------------------------------------------------------------------
Registered Loans                                 [X]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Put Bonds                                        [X]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Other Debt Obligations                           [X]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
Municipal Notes                                  [ ]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Tax Anticipation Notes                           [ ]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Revenue Anticipation Notes                       [ ]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Bond Anticipation Notes                          [ ]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Tax and Revenue Anticipation
Notes                                            [ ]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Construction Loan Notes                          [ ]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Miscellaneous, Temporary and
Anticipatory Instruments                         [ ]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Commercial Paper                      [ ]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Municipal Bonds                                  [ ]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
General Obligations Bonds                        [ ]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Revenue Bonds                                    [ ]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Private Activity Bonds                           [ ]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Tender Option Bonds                              [ ]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Municipal Leases, Certificates
of Participation and Other
Participation Interests                          [ ]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Pre-Refunded Securities                          [ ]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Auction Rate Securities                          [ ]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (OPTIONS)
------------------------------------------------------------------------------------------------------------------------------------
Options on Securities                            [ ]                                [ ]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Options on Securities Indices                    [ ]                                [ ]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Options on Non-US Securities
Indices                                          [ ]                                [ ]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Yield Curve Options                              [ ]                                [ ]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Spreadlocks                                      [ ]                                [ ]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
------------------------------------------------------------------------------------------------------------------------------------
Futures Contracts                                 5%                                 5%                              5%
------------------------------------------------------------------------------------------------------------------------------------
Futures Contracts on Securities
Indices                                           5%                                 5%                              5%
------------------------------------------------------------------------------------------------------------------------------------
Options on Futures Contracts
(including Contracts on Security
Indices)                                         [ ]                                [ ]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (SWAPS)
------------------------------------------------------------------------------------------------------------------------------------
Swaps Agreements                                 [ ]                                [ ]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (HEDGING STRATEGIES)
------------------------------------------------------------------------------------------------------------------------------------
Hedging Strategies                               [ ]                                [ ]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Long Range Fund
                                           Short Range Fund                    Mid Range Fund              Asset Management Fund
INVESTMENT PRACTICE                (Asset Management Portfolio III)   (Asset Management Portfolio II)   (Asset Management Portfolio)
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
KEY TO TABLE:

[X]  Permitted without stated limit
[ ]  Permitted without stated limited, but not expected to be used to a significant extent
 X   Not permitted
20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use
20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

------------------------------------------------------------------------------------------------------------------------------------
Government Guaranteed
Mortgage-Backed Securities                       [ ]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Ginnie Mae Certificates                          [ ]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Fannie Mae Certificates                          [ ]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Freddie Mac Certificates                         [ ]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Multi-Class Mortgage-Backed
Securities (CMOs and REMICs)                     [ ]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Private Issued Mortgage -Backed
Securities                                       [ ]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Pass-Through Securities                 [ ]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Stripped-Mortgage Backed
Securities                                       [ ]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Adjustable Rate Mortgages                        [ ]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities                          [ ]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
SECURITIES OF NON-US ISSUERS
------------------------------------------------------------------------------------------------------------------------------------
Foreign Securities & Depository
Receipts (ADRs, EDRs, GDRs and
IDRs)                                            25%                                25%                             25%
------------------------------------------------------------------------------------------------------------------------------------
Foreign Corporate Debt
Securities                                       25%                                25%                             25%
------------------------------------------------------------------------------------------------------------------------------------
Foreign Government Debt
Securities                                       25%                                25%                             25%
------------------------------------------------------------------------------------------------------------------------------------
Investments in Emerging Markets                  [ ]                                [ ]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
CURRENCY MANAGEMENT
------------------------------------------------------------------------------------------------------------------------------------
Currency Exchange Transactions                   [ ]                                [ ]                             [X]
------------------------------------------------------------------------------------------------------------------------------------
Currency Hedging Transactions                    [ ]                                [ ]                             [X]
------------------------------------------------------------------------------------------------------------------------------------
Cross Hedging                                    [ ]                                [ ]                             [X]
------------------------------------------------------------------------------------------------------------------------------------
Forward Currency Exchange
Contracts                                        [ ]                                [ ]                             [X]
------------------------------------------------------------------------------------------------------------------------------------
Options on Foreign Currencies                    [ ]                                [ ]                             [X]
------------------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS AND INVESTMENT PRACTICES
------------------------------------------------------------------------------------------------------------------------------------
Illiquid Securities                              15%                                15%                             15%
------------------------------------------------------------------------------------------------------------------------------------
TBA Commitments                                  [ ]                                [ ]                             [X]
------------------------------------------------------------------------------------------------------------------------------------
When-Issued and Delayed Delivery                 [ ]                                [ ]                             [X]
Securities
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                            [X]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements                    [X]                                [X]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Lending of Portfolio Securities                  30%                                30%                             30%
------------------------------------------------------------------------------------------------------------------------------------
Short Sales                                      [ ]                                [ ]                             [ ]
------------------------------------------------------------------------------------------------------------------------------------
Other Investment Companies                       10%                                10%                             10%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Long Range Fund
                                           Short Range Fund                    Mid Range Fund              Asset Management Fund
INVESTMENT PRACTICE                (Asset Management Portfolio III)   (Asset Management Portfolio II)   (Asset Management Portfolio)
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
KEY TO TABLE:

[X]  Permitted without stated limit
[ ]  Permitted without stated limited, but not expected to be used to a significant extent
 X   Not permitted
20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use
20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

------------------------------------------------------------------------------------------------------------------------------------
DIAMONDS, SPDRs and WEBs                         [ ]                                [ ]                             [X]
('Equity Equivalents')

------------------------------------------------------------------------------------------------------------------------------------
Temporary Defensive Investments                  [X]                                [X]                             [X]
------------------------------------------------------------------------------------------------------------------------------------
Indexed Securities                               [ ]                                [ ]                             [X]
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Assets                             [ ]                                [ ]                             [X]
------------------------------------------------------------------------------------------------------------------------------------
Merger Arbitrage Assets                          [ ]                                [ ]                             [X]
------------------------------------------------------------------------------------------------------------------------------------

Unless otherwise indicated, a Portfolio is permitted, but not obligated to, engage in the following investment strategies, subject to any percentage limitations set forth below. Any percentage limitation on a Portfolio's ability to invest in debt securities will not be applicable during periods when a Portfolio pursues a temporary defensive strategy as discussed below.

A Portfolio is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future.

                                Equity Securities

General. A Portfolio may invest in equity securities listed on any domestic or non-US securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, `equity securities' include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock).

Common Stocks. Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, as well as, changes in overall market and economic conditions. This affects the value of the shares of a Portfolio, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

Warrants. A Portfolio may invest in warrants. Warrants are securities that give the holder the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.

While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves a risk that a Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also, warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.

Preferred Stock. A Portfolio may invest in preferred stock. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Group ('S&P') and Moody's Investors Service, Inc. ('Moody's') although there is no minimum rating which a preferred stock must have to be an eligible investment for a Portfolio.

Convertible Securities. A Portfolio may invest in convertible securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security, a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). Because a convertible security is a fixed income security, its market value generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security also generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Medium-Capitalization, Small-Capitalization and Micro-Capitalization Stocks. A Portfolio may invest in lesser known companies with medium-, small- and micro-market capitalizations. Such companies frequently offer greater growth potential than larger, more mature, better-known companies. Investments in such companies involve considerations that are not applicable to investing in securities of established, larger capitalization issuers including reduced and less reliable information about the issuer, less stringent financial disclosure requirements and higher brokerage commissions and fees and greater market risk in general.

In addition, investing in the securities of these companies, also involves the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of such companies are the less certain growth prospects of medium and smaller firms, the greater illiquidity in the markets for the stocks of such companies and the greater sensitivity of such companies to changing economic conditions in their respective geographic region.

For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources. Therefore such securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

In addition, many medium-, small- and micro-market capitalization companies in which a Portfolio may invest are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts. As a result, it may be difficult to obtain reliable information and financial data on such companies and the securities of smaller capitalization companies may not be readily marketable, making it difficult to dispose of shares when desirable. Also, the securities of smaller capitalization companies traded on the over-the-counter market may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than exists for securities of larger capitalization companies.

An additional risk of investing in smaller emerging companies is that smaller issuers may face increased difficulty in obtaining the capital necessary to continue operations and thus may go into bankruptcy, which could result in a complete loss of an investment. Furthermore, when the economy enters into recession there tends to be a 'flight to quality' which exacerbates the increased risk and greater price volatility normally associated with smaller capitalization companies.

              Fixed Income Securities and Money Market Instruments

General. A Portfolio may invest in a broad range of domestic and foreign fixed income (debt) securities. Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The value of fixed income securities in a Portfolio's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of a Portfolio that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a Portfolio may tend to be lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of a Portfolio's portfolio, thereby reducing the yield of a Portfolio. In periods of rising interest rates, the opposite can be true. The net asset value of a Portfolio investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate.

Fixed Income Security Risk. Fixed income securities generally expose a Portfolio to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in a Portfolio's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to a Portfolio); (4) prepayment risk or call risk (the likelihood that, during period of falling interest rates, securities with high stated interest rates will be prepaid, or 'called' prior to maturity, requiring a Portfolio to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security's duration and reducing the value of the security).

Short-Term Instruments. At the time of a Portfolio's investment in short-term instruments, the issuer (or the issuer's parent) must have outstanding debt rated within the top two rating categories by a nationally recognized statistical rating organization ('NRSRO') or, if not so rated, must be believed by the Advisor to be of comparable quality.

When a Portfolio experiences large cash inflows, for example, through the sale of securities or of its shares and attractive investments are unavailable in sufficient quantities, a Portfolio may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments. In addition, when in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of a Portfolio's assets may be invested in such short-term instruments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other investment grade short-term debt securities; (3) investment grade commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (5) repurchase agreements. At the time a Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt, commercial paper or bank obligations rated investment grade; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

Obligations of Banks and Other Financial Institutions. A Portfolio may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks. Obligations of domestic and foreign financial institutions in which a Portfolio may invest include (but are not limited to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other instruments issued or supported by the credit of US or foreign financial institutions, including banks.

For purposes of a Portfolio's investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor deems the instruments to present minimal credit risk, a Portfolio may invest in obligations of foreign banks or foreign branches of US banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada.

Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards that those applicable to domestic branches of US banks. Certificates of Deposit and Bankers' Acceptances. A Portfolio may invest in certificates of deposit and bankers' acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then 'accepted' by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. A Portfolio may invest in commercial paper. A Portfolio may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by a Portfolio must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase. At the time of a Portfolio's investment in commercial paper, the issuer (or the issuer's parent) must have outstanding debt rated within the top two rating categories by a NRSRO or, if not so rated, must be believed by the Advisor to be of comparable quality.

Commercial paper when purchased by a Portfolio must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.

A Portfolio may also invest in variable rate master demand notes. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix to this SAI.

Variable Rate Master Demand Notes. Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between a Portfolio and the issuer, they are not ordinarily traded. Although no active secondary market may exist for these notes, a Portfolio will purchase only those notes under which it may demand and receive payment of principal and accrued interest daily or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Advisor, acting under the supervision of the Board of Trustees, that the same criteria as set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, a Portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances. (See 'Quality and Maturity of a Portfolio's Securities' herein.)

US Government Securities. A Portfolio may invest in obligations issued or guaranteed by the US government and include: (1) direct obligations of the US Treasury and (2) obligations issued by US government agencies and instrumentalities. Included among direct obligations of the US are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the US are: instruments that are supported by the full faith and credit of the US (such as certificates issued by the Government National Mortgage Association ('GNMA' or 'Ginnie Mae')); instruments that are supported by the right of the issuer to borrow from the US Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ('FNMA' or 'Fannie Mae') and Federal Home Loan Mortgage Corporation ('FHLMC' or 'Freddie Mac')).

Other US government securities a Portfolio may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the US, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the US government is not obligated by law to provide support to an instrumentality it sponsors, a Portfolio will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Portfolio.

A Portfolio may also invest in separately traded principal and interest component of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ('STRIPS') or any similar program sponsored by the US government. STRIPS are sold as zero coupon securities. See 'Zero Coupon Securities.'

Custodial Receipts. A Portfolio may invest in custodial receipts which are interests in separately traded interest and principal component parts of US government securities that are issued by banks or brokerage firms and are created by depositing US government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts ('TRs'), Treasury Investment Growth Receipts ('TIGRs'), and Certificates of Accrual on Treasury Securities ('CATS'). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities. See 'Zero Coupon Securities and Deferred Interest Bonds.'

A Portfolio may acquire US government securities and their unmatured interest coupons that have been separated ('stripped') by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the US government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including TIGRs, and CATS. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying US Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of US Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying US government securities for federal tax and securities purposes. In the case of CATS and TIGRS, the Internal Revenue Service (the 'IRS') has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as a Portfolio. CATS and TIGRS are not considered US government securities by the staff of the Commission. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by a Portfolio. The Trusts are not aware of any binding legislative, judicial or administrative authority on this issue.

Zero Coupon Securities and Deferred Interest Bonds. A Portfolio may invest in zero coupon securities and deferred interest bonds. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy a Portfolio's distribution obligations. See 'Taxes.'

Variable Rate Securities. A Portfolio may invest in long-term maturity securities which are subject to frequently available put option or tender option features under which the holder may put the security back to the issuer or its agent at a predetermined price (generally par) after giving specified notice. The interest rate on a variable rate security changes at intervals according to an index or a formula or other standard measurement as stated in the bond contract. One common method is to calculate the interest rate as a percentage of the rate paid on selected issues of Treasury securities on specified dates. The put option or tender option right is typically available to the investor on a weekly or monthly basis although on some demand securities the investor has a daily right to exercise the put option. Variable rate securities with the put option exercisable on dates on which the variable rate changes are often called 'variable rate demand notes.' The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Portfolio could suffer a loss if the issuer defaults or during periods in which a Portfolio is not entitled to exercise its demand rights. See 'Illiquid Securities.'

Inverse Floating Rate Securities. A Portfolio may invest in inverse floating rate securities ('inverse floaters'). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. See 'Illiquid Securities.'

Yields and Ratings. The yields on certain obligations in which a Portfolio may invest (such as commercial paper and bank obligations) are dependent on a variety of factors, including the ratings of the issue. The ratings of S&P, Moody's and other recognized rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Lower-Rated Debt Securities ('Junk Bonds' or 'High Yield Debt Securities'). No more than 5% of a Portfolio's net assets (at the time of investment) may be invested in lower rated (BB/Ba or lower), high yield bonds. A Portfolio may retain any bond whose rating drops below investment grade if it is in the best interest of the respective Fund's shareholders.

These securities, often referred to as Junk Bonds or High Yield Debt Securities, are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments, as well as public perception of those changes and developments, to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.

In addition, the market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perception may also affect the availability of outside pricing services to value lower-rated debt securities and a Portfolio's ability to dispose of these securities. In addition, such securities generally present a higher degree of credit risk. Issuers of lower-rated debt securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Since the risk of default is higher for lower-rated debt securities, the Advisor's research and credit analysis are an especially important part of managing securities of this type held by a Portfolio. In considering investments for a Portfolio, the Advisor will attempt to identify those issuers of high yielding debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. The Advisor's analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession.

A Portfolio may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of a Portfolio.

Rating Downgrades. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Portfolio. The Advisor will consider such an event in determining whether a Portfolio should continue to hold the security in accordance with the interests of a Portfolio and applicable regulations of the SEC.

Registered Loans. A Portfolio may invest in loan obligations issued or guaranteed by sovereign governments or their agencies and instrumentalities. The ownership of these loans is registered in the books of an agent bank and/or the borrower, and transfers of ownership are effected by assignment agreements. Documentation for these assignments includes a signed notice of assignment, which is sent to the agent and/or borrower for registration shortly after the execution of the assignment agreement. Prior to the notice of assignment being registered with the agent and/or borrower, the borrower or its agent will make any payments of principal and interest to the last registered owner.

Given the volume of secondary market trading in registered loans, the agent and/or borrower's books may be out of date, making it difficult for a Portfolio to establish independently whether the seller of a registered loan is the owner of the loan. For this reason, a Portfolio will require a contractual warranty from the seller to this effect. In addition, to assure a Portfolio's ability to receive principal and interest owed to it but paid to a prior holder because of delays in registration, a Portfolio will purchase registered loans only from parties that agree to pay the amount of such principal and interest to a Portfolio upon demand after the borrower's payment of such principal and interest to any prior holder has been established.

Generally, registered loans trade in the secondary market with interest (i.e., the right to accrued but unpaid interest is transferred to purchasers). Occasionally, however, a Portfolio may sell a registered loan and retain the right to such interest ('sell a loan without interest'). To assure a Portfolio's ability to receive such interest, a Portfolio will make such sales only to parties that agree to pay the amount of such interest to a Portfolio upon demand after the borrower's payment of such interest to any subsequent holder of the loan has been established. In this rare situation, a Portfolio's ability to receive such interest (and, therefore, the value of shareholders' investments in a Portfolio attributable to such interest) will depend on the creditworthiness of both the borrower and the party who purchased the loan from a Portfolio.

To further assure a Portfolio's ability to receive interest and principal on registered loans, a Portfolio will only purchase registered loans from, and sell loans without interest to, parties determined to be creditworthy by the Advisor. For purposes of a Portfolio's issuer diversification and industry concentration policies, a Portfolio will treat the underlying borrower of a registered loan as an issuer of that loan. Where a Portfolio sells a loan without interest, it will treat both the borrower and the purchaser of the loan as issuers for purposes of this policy.

Put Bonds. A Portfolio may invest in 'put' bonds, which are tax exempt securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Advisor intends to purchase only those 'put' bonds for which the put option is an integral part of the security as originally issued. The option to 'put' the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the 'maturity' of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Portfolio holding such securities, a Portfolio will consider 'maturity' to be the first date on which it has the right to demand payment from the issuer of the put although the final maturity of the security is later than such date.

Other Debt Obligations. A Portfolio may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase have, or are comparable in priority and security to other securities of such issuer which have, outstanding short-term obligations meeting the above short-term rating requirements, or if there are no such short-term ratings, are determined by the Advisor to be of comparable quality and are rated in the top four highest long-term rating categories by the NRSROs rating such security.

                              Municipal Securities

General. A Portfolio may invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from state and local taxes). Municipal securities may also be issued on a taxable basis (i.e., the interest on such securities is not exempt from regular federal income tax).

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities also include 'private activity' or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

The two principal classifications of municipal securities are 'general obligations' and 'revenue obligations.' General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer may also be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications.

For the purpose of applying a Portfolio's investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the Advisor based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Portfolio. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities are often readily marketable.

The obligations of an issuer to pay the principal and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay principal or interest when due on a municipal security may be materially affected.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes. Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs.

Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide funds for the repayment of these notes.

Tax and Revenue Anticipation Notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes.

Construction Loan Notes. Construction loan notes are secured by mortgage notes insured by the Federal Housing Authority ('FHA'); however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. Construction loan notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment of GNMA to purchase the loan, accompanied by a commitment by the FHA to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. A Portfolio will only purchase construction loan notes that are subject to permanent GNMA or bank purchase commitments.

Miscellaneous, Temporary and Anticipatory Instruments. These instruments may include notes issued to obtain interim financing pending entering into alternate financial arrangements, such as receipt of anticipated federal, state or other grants or aid, passage of increased legislative authority to issue longer-term instruments or obtaining other refinancing.

Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or to provide interim construction financing and are paid from general revenues of the municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Municipal Bonds. Municipal bonds generally fund longer-term capital needs than municipal notes and have maturities exceeding one year when issued. A Portfolio may invest in municipal bonds. Municipal bonds include general obligation bonds, revenue bonds, private activity bonds and tender option bonds.

General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, certificates of deposit and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

Private Activity Bonds. Private activity bonds, which are considered municipal obligations if the interest paid thereon is excluded from gross income for federal income tax purposes and is not a specific tax preference item for federal individual and corporate alternative minimum tax purposes, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities such as manufacturing facilities, certain hospital and university facilities and housing projects. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on these bonds is dependent solely on the ability of the facility's user to meet its financial obligations and generally the pledge, if any, of real and personal property so financed as security for payment.

Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.

As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity.

A Portfolio intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Advisor, be exempt from regular federal income tax. However, because there can be no assurance that the IRS will agree with such counsel's opinion in any particular case, there is a risk that a Portfolio will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. A Portfolio intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Municipal Leases, Certificates of Participation and Other Participation Interests. A Portfolio may invest in municipal leases. A municipal lease is an obligation in the form of a lease or installment purchase contract which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of 'non-appropriation' clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a Portfolio's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a Portfolio's original investment.

Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

In determining the liquidity of municipal lease obligations and certificates of participation, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Portfolio. See 'Illiquid Securities.'

A Portfolio may also purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide a Portfolio with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Portfolio with the right to demand payment, on not more than seven days notice, of all or any part of a Portfolio's participation interest in the underlying municipal security, plus accrued interest.

Pre-Refunded Municipal Securities. The principal and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding, such payments of the principal and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

Auction Rate Securities. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by 'Dutch' auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. A Portfolio will take the time remaining until the next scheduled auction date into account for purpose of determining the securities' duration.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by a Portfolio on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal

Revenue Code of 1986, as amended (the 'Code').

A Portfolio's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the Investment Company Act of 1940, as amended (the '1940 Act'). See 'Other Investment Companies.'

                              Derivative Securities

General. A Portfolio may invest in various instruments that are commonly known as 'derivatives.' Generally, a derivative is a financial arrangement, the value of which is based on, or 'derived' from, a traditional security, asset or market index. Some 'derivatives' such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. For example, a Portfolio may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities, for speculative purposes, and for traditional hedging purposes to attempt to protect a Portfolio from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes.

There is a range of risks associated with those uses. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. A Portfolio will limit the leverage created by its use of derivatives for investment purposes by 'covering' such positions as required by the Commission. The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves could not be purchased for a Portfolio. The use of derivatives for non-hedging purposes may be considered speculative.

A Portfolio's investment in options, futures or forward contracts, swaps and similar strategies (collectively, 'derivatives') depends on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Derivatives can be volatile investments and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, derivative strategies may lower a Portfolio's return. A Portfolio could also experience losses if the prices of its derivative positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to a Portfolio in the event of default by the other party to the contract.

                         Derivative Securities: Options

Options on Securities. A Portfolio may purchase and write (sell) put and call options on securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

A Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ('covered options') in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, a Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by a Portfolio.

A call option written by a Portfolio is 'covered' if a Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Portfolio holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by a Portfolio in cash or liquid securities.

When a Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the 'exercise price') by exercising the option at any time during the option period. If the option expires unexercised, a Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Portfolio has no control, a Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Portfolio forgoes, in exchange for the premium less the commission ('net premium'), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, a Portfolio may continue to hold a security which might otherwise have been sold to protect against depreciation in the market price of the security.

A put option written by a Portfolio is 'covered' when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligations undertaken. When a Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to a Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, a Portfolio will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which a Portfolio has no control, a Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

A Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a 'closing purchase transaction.' A Portfolio will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio, may enter into a 'closing sale transaction' which involves liquidating a Portfolio's position by selling the option previously purchased. Where a Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if a Portfolio enters into a closing purchase transaction, a Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received.

A Portfolio may also purchase call and put options on any securities in which it may invest. A Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle a Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ('protective puts') or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held by a Portfolio at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of a Portfolio. Put options also may be purchased by a Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities that a Portfolio does not own. A Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

A Portfolio may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If a Portfolio cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. A Portfolio may purchase and sell options traded on recognized foreign exchanges. A Portfolio may also purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter.

A Portfolio may also engage in options transactions in the over-the-counter ('OTC') market with broker-dealers who make markets in these options. A Portfolio will engage in OTC options only with broker-dealers deemed by the Advisor to be creditworthy. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, a Portfolio will purchase such options only from a counter party approved for these purposes by the Advisor. The Advisor will monitor the creditworthiness of dealers with whom a Portfolio enters into such options transactions.

Options on Securities Indices. A Portfolio may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

Options on securities indices are similar to options on securities except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash 'exercise settlement amount' equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed 'index multiplier.' Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in 'Options on Securities,' a Portfolio would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle a Portfolio, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. A Portfolio would ordinarily have a gain if the value of the index increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the index remained at or below the exercise price during the option period.

As discussed in 'Options on Securities,' a Portfolio would normally purchase 'protective puts' in anticipation of a decline in the market value of the relevant index. The purchase of a put option would entitle a Portfolio, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. The purchase of protective puts is generally designed to offset or hedge against a decline in the market value of the index. A Portfolio would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by a Portfolio of options on securities indices will be subject to the Advisor's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although a Portfolio generally will only purchase or write such an option if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Portfolio will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Portfolio's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. A Portfolio's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Options on Non-US Securities Indices. A Portfolio may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. A Portfolio may also purchase and write OTC options on foreign securities indices.

A Portfolio may, to the extent allowed by federal and state securities laws, invest in options on non-US securities indices instead of investing directly in individual non-US securities. A Portfolio may also use foreign securities index options for bona fide hedging and non-hedging purposes.

Yield Curve Options. A Portfolio may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Spreadlocks. A Portfolio may enter into spreadlocks. A spreadlock is a form of swap contract which is an exchange of a one time cash payment between a Portfolio and another party which is based on a specific financial index. A spreadlock allows an interest rate swap user to lock in the forward differential between the interest rate swap rate and the yield of the government bond underlying the swap. Essentially, a spreadlock allows the investor to buy or sell the spread forward by entering into a forward contract on the swap spread (i.e., the spread between the government yield and the swap rate (or yield)) for a given maturity. The price of a spreadlock is determined by the yield spread between a forward starting fixed/floating swap and a forward transaction in a government bond. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation up until the agreement matures at which time the cash payment, based on the value of the swap on the maturity date, is exchanged between the two parties.

    Derivative Securities: Futures Contracts and Options on Futures Contracts

General. A Portfolio may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the 'CFTC') or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

A Portfolio will engage in futures and related options transactions only for bona fide hedging or other non-hedging purposes as permitted by CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. A Portfolio may, for example, enter into futures contracts and options on futures contracts on securities, securities indices and currencies to manage its exposure to changing interest rates, security prices and currency exchange rates or as an efficient means of managing allocations between asset classes. All futures contracts entered into by a Portfolio are traded on US exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges approved by the CFTC. A Portfolio will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities or instruments held by a Portfolio or securities or instruments which they expect to purchase. Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be 'bona fide hedging' will not exceed 5% of a Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in a Portfolio. Successful use of futures or options contracts is further dependent on the Advisor's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated 'contract markets' by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income or equity securities, foreign currencies, or financial indices including any index of US or foreign securities, US government securities, foreign government securities, corporate debt securities, or municipal securities. Futures contracts on foreign currencies may be used for speculative purposes or to hedge the value of securities that are denominated in foreign currencies.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it enters into futures contracts.

One purpose of the acquisition or sale of a futures contract, in cases where a Portfolio holds or intends to acquire fixed-income or equity securities, is to attempt to protect a Portfolio from fluctuations in interest or foreign exchange rates or in securities prices without actually buying or selling fixed-income or equity securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), a Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by a Portfolio. If interest rates did increase, the value of the debt security in a Portfolio would decline, but the value of the futures contracts to a Portfolio would increase at approximately the same rate, thereby keeping the net asset value of a Portfolio from declining as much as it otherwise would have. A Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and a Portfolio could then buy debt securities on the cash market. The segregated assets maintained to cover a Portfolio's obligations with respect to such futures contracts will consist of cash or liquid securities in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by a Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit a Portfolio, if the Advisor's investment judgment about the general direction of securities prices, currency rates, interest rates or an index is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, a Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices. A Portfolio may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. Index futures may be used for speculative purposes, as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by a Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for a Portfolio or as an efficient means of managing allocation between asset classes. An index futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which, the Advisor believes, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for a Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of a Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Options on Futures Contracts (Including Futures Contracts on Securities Indices). A Portfolio may purchase and write (sell) options on futures contracts for speculative or hedging purposes. For example, as with the purchase of futures contracts, when a Portfolio is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining

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prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency futures contract that is deliverable upon exercise of the option on that futures contract. If the futures price at expiration of the option is below the exercise price specified in the option, a Portfolio will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in a Portfolio's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that a Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, a Portfolio will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, a Portfolio may purchase a put option on an index futures contract to hedge against the risk of declining securities values.

The amount of risk a Portfolio assumes when it purchases an option on an index futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

                     Derivative Securities: Swap Agreements

General. A Portfolio may enter into swaps relating to indices, currencies, interest rates, equity and debt interests without limit. A swap transaction is an agreement between a Portfolio and a counter party to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by a Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of

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

interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio may also use such transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, where the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have special risks associated including possible default by the counterpart to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. See 'Illiquid Securities.'

A Portfolio will usually enter into swaps on a net basis (i.e. the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make or receive. If the counter party to a swap defaults, a Portfolio's risk of loss consists of the net amount of payments that a Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Advisor believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. Where swaps are entered into for other than hedging purposes, a Portfolio will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party.

A Portfolio will minimize this risk by entering into agreements that mark to market no less frequently than quarterly.

In addition, a Portfolio will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under a Portfolio's repurchase agreement guidelines. Certain restrictions imposed on a Portfolio by the Code may limit a

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Portfolio's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (the 'CEA') and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participant's total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have asset exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a 'safe harbor' for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.

A Portfolio will not enter into any swap, cap or floor transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Advisor. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. See 'Illiquid Securities.' Restrictions adopted by the CFTC may in the future restrict a Portfolio's ability to enter into swap transactions.

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                    Derivative Securities: Hedging Strategies

Hedging Strategies. A Portfolio may use certain strategies designed to adjust the overall risk of its investment portfolio. These 'hedging' strategies involve derivative contracts, including (but not limited to) US Treasury and Eurodollar futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with a Portfolio's investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain a desired portfolio duration or to protect against market risk should a Portfolio change its investments among different types of fixed income securities.

A Portfolio might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates, currency rates or other economic factors in using a hedging strategy, a Portfolio may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

..    the fact that the skills needed to use hedging instruments are different from those needed to select securities for a Portfolio;
..    the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;
..    possible constraints placed on a Portfolio's ability to purchase or sell portfolio investments at advantageous times due to the need for a Portfolio to maintain 'cover' or to segregate securities; and
..    the possibility that a Portfolio will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of derivative transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will generally far exceed the value of the futures contracts sold by a Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of a Portfolio's assets.

In hedging transactions based on an index, whether a Portfolio will realize a gain or loss depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of a Portfolio's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, a Portfolio's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such 'over hedging' or 'under hedging' may adversely affect a Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

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Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Advisor still may not result in a successful hedging transaction.

To the extent that a Portfolio engages in the strategies described above, a Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and a Portfolio may be unable to close out a position without incurring substantial losses, if at all. A Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction. See 'Illiquid Securities.'

                   Mortgage-Backed and Asset-Backed Securities

General Characteristics. A Portfolio may invest in mortgage-backed securities. A mortgage-backed security consists of a pool of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties.

The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a Portfolio purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will decrease both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Portfolio purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease yield to maturity and market values. To the extent that a Portfolio invests in mortgage-backed securities, the Advisor may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

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Government Guaranteed Mortgage-Backed Securities. A Portfolio's investments in mortgage-backed securities may include securities issued or guaranteed by the US government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as Ginnie Mae, Fannie Mae and Freddie Mac. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ('REMIC Certificates'), collateralized mortgage obligations and stripped mortgage-backed securities. A Portfolio is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the 'Housing Act'), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ('FHA Loans'), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ('VA Loans'), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.

The Ginnie Mae Certificates in which a Portfolio may invest will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ('buy down' mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the US government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans;
(5) other adjustable rate mortgage loans; and (6) fixed-rate and adjustable mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the 'FHLMC Act').

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The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a 'Freddie Mac Certificate group') purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Multiple Class Mortgage-Backed Securities (Collateralized Mortgage Obligations and REMIC Certificates). A Portfolio may invest in multiple class mortgage-backed securities including collateralized mortgage obligations ('CMOs') and REMIC Certificates. These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the 'Mortgage Assets'). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. Although investors may purchase beneficial interests in REMICs, which are known as 'regular' interests or 'residual' interests, a Portfolio does not intend to purchase such residual interests in REMICs.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ('PCs'). PCs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a 'tranche,' is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the mortgaged assets underlying the CMOs or REMIC Certificates

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

may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the mortgaged assets may be allocated among the several tranches in various ways. In certain structures (known as 'sequential pay' CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, 'parallel pay' CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the mortgaged assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as 'Z-Bonds'), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ('PAC') certificates, which are parallel pay REMIC Certificates that generally require that specified amounts or principal be applied on each payment date to one or more classes or REMIC Certificates (the 'PAC Certificates'), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Privately Issued Mortgage-Backed Securities. A Portfolio may also invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other foreign or domestic non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating, they normally are structured with one or more types of 'credit enhancement.' Such credit enhancements fall

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generally into two categories; (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time.

Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

Mortgage Pass-Through Securities. A Portfolio may invest in mortgage pass-through securities, which are fixed or adjustable rate mortgage-backed securities that provide for monthly payments that are a 'pass-through' of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicers of the underlying mortgage loans.

Stripped Mortgage-Backed Securities. A Portfolio may purchase stripped mortgage-backed securities ('SMBS'), which are derivative multi-class mortgage securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from the mortgaged assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. See 'Illiquid Securities.'

In accordance with a requirement imposed by the staff of the Commission, the Advisor will consider privately-issued fixed rate IOs and POs to be illiquid securities for purposes of a Portfolio's limitation on investments in illiquid securities. Unless the Advisor determines that a particular government-issued fixed rate IO or PO is liquid, it will also consider these IOs and POs to be illiquid.

Adjustable Rate Mortgages-Interest Rate Indices. Adjustable rate mortgages in which a Portfolio invests may be adjusted on the basis of one of several indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on US Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the 'FHLB Eleventh District') that are member institutions of the Federal Home Loan Bank of San Francisco (the 'FHLB of San Francisco'), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such

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as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of members of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates, since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in US dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

Asset-Backed Securities. A Portfolio may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, pools of consumer loans (unrelated to mortgage loans), trade receivables or other types of loans held in a trust. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate-holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market's perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the certificate-holder generally has no recourse against the entity that originated the loans.

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Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as (but not limited to) motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and trade receivables. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The market for privately issued asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. The asset-backed securities in which a Portfolio may invest are limited to those which are readily marketable and rated investment grade by S&P or Moody's.

The yield characteristics of the asset-backed securities in which a Portfolio may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if a Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if a Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by a Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Mortgage-Backed Securities and Asset-Backed Securities--Types of Credit Support. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the

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obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. A Portfolio will not usually pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include 'senior-subordinated securities' (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of 'reserve funds' (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and 'over-collateralization' (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

                          Securities of Non-US Issuers

General. A Portfolio focuses on US investment opportunities, but may invest a portion of its assets in foreign securities. A Portfolio will not invest more than 25% of its total assets in equity securities of foreign issuers under normal conditions. A Portfolio also will not invest more than 25% of its total assets in each of the bond and short-term classes in foreign currencies. Foreign securities of all types will normally constitute less than 50% of a Portfolio's assets.

With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by a Portfolio may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is generally limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses (including advisory fees) of such other investment

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

companies and may result in a duplication of fees and expenses. See `Other Investment Companies.'

Investments in American, European, Global and International Depository Receipts. A Portfolio may invest in non-US securities in the form of American Depositary Receipts ('ADRs'), European Depositary Receipts ('EDRs'), Global Depositary Receipts ('GDRs') and International Depository Receipts ('IDRs') or other similar securities representing ownership of securities of non-US issuers held in trust by a bank or similar financial institution. ADRs are receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities . Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated. ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

Foreign Corporate Debt Securities. A Portfolio may invest in the debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

Foreign Government Debt Securities. A Portfolio may invest in foreign government debt securities, which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, 'sovereign debt obligations'). Sovereign debt obligations, especially those of developing countries, may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and

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

international banking institutions and related government agencies. Examples include (but are not limited to) the International Bank for Reconstruction and Development (the 'World Bank'), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Investments in Emerging Markets. A Portfolio may invest in one or more countries with emerging securities markets. These countries are generally located in Latin America, Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Portfolio's investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make a Portfolio's investments in these countries illiquid and more volatile than investments in most Western European countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in some of these countries.

Securities markets of emerging countries may also have less efficient clearance and settlement procedures than US markets, making it difficult to conduct and complete transactions. Delays in settlement could result in temporary periods when a portion of a Portfolio's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability of a Portfolio to the purchaser. In addition, transaction costs, including brokerage commissions and dealer mark-ups, in emerging countries may be higher than in the US and other developed securities markets. See 'Illiquid Securities.'

As legal systems in emerging countries develop, a Portfolio may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. Furthermore, with respect to investments in certain emerging countries, archaic legal systems may have an adverse impact on a Portfolio. For example, while the potential liability of a shareholder in a US corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging countries. Similarly, the rights of investors in emerging country companies may be more limited than those of shareholders of US corporations.

In addition, there may be little financial or accounting information available with respect to

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

issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in these countries. The laws of some foreign countries may limit a Portfolio's ability to invest in securities of certain issuers located in those countries.

                               Currency Management

General. In connection with a Portfolio's investments denominated in foreign currencies, the Advisor may choose to utilize a variety of currency management (hedging) strategies. The Advisor seeks to take advantage of different yield, risk and return characteristics that different currencies, currency denominations and countries can provide to US investors. In doing so, the Advisor will consider such factors as the outlook for currency relationships; current and anticipated interest rates; levels of inflation within various countries; prospects for relative economic growth; and government policies influencing currency exchange rates and business conditions. Although the Advisor may attempt to manage currency exchange rate risks, there is no assurance that the Advisor will do so, or do so at an appropriate time or that the Advisor will be able to predict exchange rates accurately.

Currency Exchange Transactions. Because a Portfolio may buy and sell securities denominated in currencies other than the US dollar and receives interest, dividends and sale proceeds in currencies other than the US dollar, a Portfolio from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from the US dollar. A Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of a Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Currency Hedging. A Portfolio's currency hedging strategies may include hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions.

Proper currency hedging is important because a decline in the US dollar value of a foreign currency in which a Portfolio's securities are denominated will reduce the US dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the US dollar value of non-dollar denominated securities it holds, a Portfolio may purchase foreign currency put options. If the value of the foreign currency does decline, a Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the US dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the US dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the

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

cost of the securities, a Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs.

Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

Cross Hedging. At the discretion of the Advisor, a Portfolio may employ the currency hedging strategy known as 'cross-hedging' by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, a Portfolio seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different foreign currency for the purpose of diversifying a Portfolio's total currency exposure or gaining exposure to a foreign currency that is expected to appreciate.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. A Portfolio maintains a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract.

A Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor's long-term investment decisions, a Portfolio will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in a Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market

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movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event a Portfolio's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject a Portfolio to certain risks.

The matching of the increase in value of a forward contract and the decline in the US dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into currency forward contracts at attractive prices, and this will limit a Portfolio's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the US dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which a Portfolio's assets that are the subject of such cross-hedges are denominated.

A Portfolio will segregate cash or liquid securities in an amount equal to the value of a Portfolio's total assets committed to the consummation of forward currency contracts requiring a Portfolio to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the segregated securities declines, additional cash or liquid securities will be segregated on a daily basis so that the value of the assets will equal the amount of a Portfolio's commitments with respect to such contracts. The segregated assets will be marked-to-market on a daily basis.

A Portfolio may sell US dollars and buy a foreign currency forward in order to gain exposure to a currency which is expected to appreciate against the US dollar. This speculative strategy allows a Portfolio to benefit from currency appreciation potential without requiring it to purchase a local fixed income instrument, for which prospects may be relatively unattractive. It is the Advisor's intention that a Portfolio's net US dollar currency exposure generally will not fall below zero (i.e., that net short positions in the US dollar generally will not be taken).

A Portfolio may also utilize forward foreign currency contracts to establish a synthetic investment position designed to change the currency characteristics of a particular security without the need to sell such security. Synthetic investment positions will typically involve the purchase of US dollar-denominated securities together with a forward contract to purchase the currency to which a Portfolio seeks exposure and to sell US dollars. This may be done because

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the range of highly liquid short-term instruments available in the US may provide greater liquidity to a Portfolio than actual purchases of foreign currency-denominated securities in addition to providing superior returns in some cases. Depending on (a) a Portfolio's liquidity needs, (b) the relative yields of securities denominated in different currencies and (c) spot and forward currency rates, a significant portion of a Portfolio's assets may be invested in synthetic investment positions, subject to compliance with the tax requirements for qualification as a regulated investment company.

There is a risk in adopting a synthetic investment position. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of the US dollar-denominated security is not exactly matched with a Portfolio's obligation under a forward currency contract on the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in the value of the US dollar. Although the Advisor will attempt to hold such mismatching to a minimum, there can be no assurance that the Advisor will be able to do so.

Options on Foreign Currencies. A Portfolio may write covered put and call options and purchase put call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. A Portfolio may also use currency options to achieve a desired currency weighting in a cost-effective manner. A Portfolio may use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to a Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition a Portfolio may purchase call options on currency when the Advisor anticipates that the currency will appreciate in value.

A Portfolio may also write options on foreign currencies for the same types of hedging or currency management purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is 'covered' if a Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on a Portfolio's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is segregated by a Portfolio in cash or liquid securities.

A Portfolio also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the US dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in US dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If a Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, a Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. A Portfolio pays brokerage commissions or spreads in connection with its options transactions.

Certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, a Portfolio's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. See 'Illiquid Securities.'

                     Additional Limitations and Risk Factors

In addition to the risks discussed above, a Portfolio's investments may be subject to the following limitations and risk factors:

Asset Coverage. A Portfolio will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain

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transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; forward currency contracts; and swaps, caps, floors and collars. These guidelines may, in certain instances, require segregation by a Portfolio of cash or liquid securities to the extent a Portfolio's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed a Portfolio's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or a Portfolio's ability to meet redemption requests or other current obligations.

For example, a call option written on securities may require a Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require a Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio may require a Portfolio to segregate assets (as described above) equal to the exercise price. A Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Portfolio. If a Portfolio holds a futures contract, a Portfolio could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. A Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The use of derivatives is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on these derivatives depend on the Advisor's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by a Portfolio in entering into futures contracts, written options, forward currency contracts and certain swaps is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to a Portfolio in the event of default by the other party to the contract.

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Except as set forth above under 'Derivative Securities: Futures Contracts and
Options on Futures Contracts', there is no limit on the percentage of the assets of a Portfolio that may be at risk with respect to futures contracts and related options or forward currency contracts. A Portfolio's transactions in options, forward currency contracts, futures contracts, options on futures contracts and swaps may be limited by the requirements for qualification of a Portfolio as a regulated investment company for tax purposes. See 'Taxes.' There can be no assurance that the use of these portfolio strategies will be successful.

Non-US Securities. The value of a Portfolio's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to non-US issuers than is available with respect to US companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by a Portfolio must be made in compliance with US and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because non-US securities generally are denominated and pay dividends or interest in foreign currencies, and a Portfolio may hold various foreign currencies from time to time, the value of the net assets of a Portfolio as measured in US dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, a Portfolio's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of a Portfolio's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, a Portfolio is authorized to enter into certain foreign currency exchange transactions.

In addition, while the volume of transactions effected on foreign securities exchanges has increased in recent years, in most cases it remains appreciably below that of The New York Stock Exchange, Inc. (the 'NYSE'). Accordingly, a Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US issuers. Moreover, the settlement periods for non-US securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, a Portfolio normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign

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

countries than in the United States.

The Advisor considers these factors in making investments for a Portfolio and limits the amount of a Portfolio's assets that may be invested in non-US securities to 25% of its total assets for each asset class and to less than 50% for all classes under normal conditions. However, within a Portfolio's limitations, investments in any one country or currency are not restricted.

Emerging Markets. The world's industrialized markets generally include (but are not limited to) the following: Australia, Austria, Bermuda, Belgium, Canada, Cayman Islands, Cyprus, Denmark, Finland, France, Germany, Hong Kong, Iceland, Ireland, Italy, Japan, Kuwait, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Qatar, Singapore, Spain, Sweden, Switzerland, the United Arab Emirates, the United Kingdom, and the United States. The world's emerging markets generally include (but are not limited to) the following: Argentina, Armenia, Azerbaijan, Bahrain, Bangladesh, Barbados, Bhutan, Bolivia, Botswana, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Cote d'Ivoire, Croatia, the Czech Republic, the Dominican Republic, Ecuador, Egypt, El Salvador, Estonia, Fiji, Ghana, Greece, Guatemala, Honduras, Hungary, India, Indonesia, Iran, Israel, Jamaica, Jordan, Kazakhstan, Kenya, Korea, Latvia, Lebanon, Lithuania, Macedonia, Malta, Malaysia, Mauritius, Mexico, Moldova, Mongolia, Morocco, Namibia, Nepal, Nigeria, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Romania, Russia, Saudi Arabia, Slovakia, Slovenia, South Africa, Sri Lanka, Taiwan, Tanzania, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, Uruguay, Uzbekistan, Venezuela, West Bank and Gaza, Yugoslavia, Zambia and Zimbabwe.

Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-US issuers outlined above but to a heightened degree. These heightened risks include: (1) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (2) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; and (3) certain national policies which may restrict a Portfolio's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Portfolio to make intended securities purchases due to settlement problems could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to a Portfolio due to subsequent declines in the value of the security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. See 'Illiquid Securities.'

Special Information Concerning Master-Feeder Fund Structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, a Portfolio seeks to achieve its investment objective by investing all of its

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assets in the Portfolio, a separate registered investment company with the same investment objective as a Portfolio. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to a Portfolio, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as a Portfolio due to variations in sales commissions and other operating expenses. Therefore, investors in a Portfolio should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Transfer Agent at 1-800-621-1048.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever a Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of a Portfolio and will cast all of its votes in the same proportion as the votes of a Portfolio's shareholders. Fund shareholders who do not vote will not affect a Trust's votes at the Portfolio meeting. The percentage of a Trust's votes representing a Portfolio's shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as a Portfolio shareholders who do, in fact, vote.

Certain changes in the Portfolio's investment objectives, policies or restrictions may require a Portfolio to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution 'in kind' of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Portfolio could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a Portfolio. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

A Portfolio may withdraw its investment from the Portfolio at any time, if the Board of Trustees of a Trust determines that it is in the best interests of the shareholders of a Portfolio to do so. Upon any such withdrawal, the Board of Trustees of a Trust would consider what action might be taken, including the investment of all the assets of a Portfolio in another pooled investment entity having the same investment objective as a Portfolio or the retaining of an investment advisor to manage a Portfolio's assets in accordance with the investment policies described herein with respect to the Portfolio.

A Portfolio's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, a Portfolio's shareholders. If there is a change in a Portfolio's

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investment objective, a Portfolio's shareholders should consider whether a
Portfolio remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of a Portfolio will receive 30 days prior written notice with respect to any change in the investment objective of a Portfolio or the Portfolio.

Rating Services. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of Portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by a Portfolio. Neither event would require a Portfolio to eliminate the obligation from its portfolio, but the Advisor will consider such an event in its determination of whether a Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix A to this SAI.

                   Other Investments and Investment Practices

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the '1933 Act'), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Investments in non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that, should a Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of a Portfolio's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the

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1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a 'safe harbor' from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the 'NASD').

An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Portfolio's limit on the purchase of illiquid securities unless the Advisor determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Advisor may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from a Portfolio. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

TBA Purchase Commitments. A Portfolio may enter into TBA purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

When-Issued and Delayed Delivery Securities. A Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the

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investments are actually delivered to the buyers. When-issued securities may include securities purchased on a `when, as and if issued' basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to a Portfolio until settlement takes place.

At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a Portfolio identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, a Portfolio will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When a Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Repurchase Agreements. A Portfolio may engage in repurchase agreement transactions with member banks of the Federal Reserve System, certain non-US banks and certain non-bank dealers, including governmental securities dealers. Under the terms of a typical repurchase agreement, a Portfolio would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed price and time, thereby determining the yield during a Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Portfolio's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. A Portfolio bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. A Portfolio may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, a Portfolio could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which a Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements. A Portfolio may borrow funds by, among other things, agreeing to sell portfolio securities to financial institutions that meet the standards described under 'Repurchase Agreements' and to repurchase them at a mutually agreed date and price (a 'reverse repurchase agreement'). A Portfolio may enter into reverse repurchase

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agreement it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by a Portfolio. Lending of Portfolio Securities.

A Portfolio has the authority to lend up to 30% of the value of its portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by a Portfolio's Board of Trustees. A Portfolio will not lend securities to the Advisor, the Distributor or their affiliates, except as may be permitted by the 1940 Act or an order from the SEC. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable. These loans must be collateralized by cash or liquid securities at least equal to the market value of the securities loaned plus accrued income. By lending its securities, a Portfolio may increase its income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when irrevocable letters of credit and US government obligations are used as collateral. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of a Portfolio. From time to time, a Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with a Portfolio and that is acting as a 'finder'.

A Portfolio will adhere to the following conditions whenever its securities are loaned: (1) a Portfolio must receive at least 100% collateral consisting of cash or equivalent securities of the type discussed above at least equal to the market value of the securities loaned plus accrued interest from the borrower;
(2) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral;
(3) a Portfolio must be able to terminate the loan at any time; (4) a Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities; (5) a Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, a Portfolio must retain the right to terminate the loan and recall and vote the securities.

During the term of the loan, a Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other organizations, a Portfolio is subject to risks which, like those associated with other extensions of credit, include delays in

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receiving additional collateral, in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Default by or bankruptcy of a borrower would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Upon receipt of appropriate regulatory approval, cash collateral may be invested in a money market fund managed by the Advisor (or one of its affiliates) and the Advisor (or one of its affiliates) may serve as a Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

Short Sales. A Portfolio may engage in short sales with respect to securities that it owns or has the right to obtain (for example, through conversion of a convertible bond). These transactions, known as short sales 'against the box,' allow a Portfolio to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately. In a short sale, a Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.

Other Investment Companies. Securities of other investment companies may be acquired by a Portfolio to the extent permitted under the 1940 Act, that is, a Portfolio may invest a maximum of up to 10% of its total assets in securities of other investment companies so long as not more than 3% of the total outstanding voting stock of any one investment company is held by the Portfolio. In addition, not more than 5% of a portfolio's total assets may be invested in the securities of any one investment company. Each Portfolio may be permitted to exceed these limitations by an exemptive order of the SEC. It should be noted that investment companies incur certain expenses such as management, custodian, and transfer agency fees, and therefore any investment by a Portfolio in shares of other investment companies would be subject to such duplicate expenses.

A Portfolio will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

DIAMONDS, SPDRs and WEBS ('Equity Equivalents'). DIAMONDS ('Dow Jones Industrial Average Model New Depositary Shares') and SPDRs ('Standard & Poor's Depositary Receipts') are exchanged-traded securities that represent ownership in long-term unit investment trusts (i.e., a type of US-registered investment company) established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Dow Jones Industrial Average and the Standard & Poor's Composite Stock Price Index, respectively. WEBS ('World Equity Benchmark Shares') are exchange-traded shares of series of an investment company that are designed to replicate the performance of a particular foreign equity market index.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns if an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated

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

with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a Portfolio's assets across a broad range of equity securities.

To the extent a Portfolio invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders of a Portfolio that invests in Equity Equivalents may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, a Portfolio's investments in such investment companies are subject to limitations under the 1940 Act and market availability.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, except that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of a Portfolio investing in such instruments.

Temporary Defensive Investments. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, a Portfolio may invest up to 100% of its assets in cash and money market instruments, including (but not limited to) securities issued or guaranteed by the US government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $100 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1/2 by S&P or P-1/2 by Moody's, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

Diversification. A Portfolio is 'diversified' under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See 'Investment Restrictions' and 'Taxes'.

Indexed Securities. A Portfolio may invest in indexed securities whose value depends on the price of foreign currencies, securities indices or other financial values or statistics. Examples include debt securities whose value at maturity is determined by reference to the relative prices of various currencies or to the price of a stock index. These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates.

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S&P 500 Index Assets. To match the performance of the S&P 500 Index, a Portfolio invests in one or more of the following instruments: derivative instruments, including futures contracts on the S&P 500 Index, options on common stocks, options on futures, options on indices, and equity swap contracts; Standard & Poor's Depositary Receipts; and shares of S&P 500 Index mutual funds. A
Portfolio may also purchase a basket of stocks representing companies included in the S&P 500 Index. Under normal circumstances, a Portfolio expects to expose between 85% and 95% of the net assets of a Portfolio to the S&P 500 Index through investment in these instruments or the underlying stocks of the S&P 500 Index.

When a Portfolio has cash from new investments in a Portfolio or holds a portion of its assets in money market instruments, it may enter into the above instruments to maintain full or near full exposure to the broad equity market. Strategies a Portfolio could use to accomplish this include purchasing futures contracts, writing put options, and purchasing call options. When a Portfolio wishes to sell securities, because of shareholder redemptions or otherwise, it may use stock index futures or options to hedge against market risk until the sale can be completed. These strategies could include selling futures contracts, writing call options, and purchasing put options.

The Advisor will choose among the above instruments based on its judgment of how best to meet a Portfolio's goals. In selecting futures and options, the Advisor will assess such factors as current and anticipated stock prices, relative liquidity and price levels in the options and futures markets compared to the securities markets, and a Portfolio's cash flow and cash management needs. If the Advisor judges these factors incorrectly, or if price changes in a Portfolio's futures and options positions are not favorably correlated with those of its other investments, a Portfolio could be hindered in the pursuit of its objective and could suffer losses. A Portfolio could also be exposed to risks if it cannot close out its futures or options positions because of an illiquid secondary market.

The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies (which may include non-US companies) from several sectors of the economy representing a significant portion of the market value of all common stocks publicly traded in the United States. Stocks in the S&P 500 Index are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price). The composition of the S&P 500 Index is determined by S&P and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time.

A Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of a Portfolio or any member of the public regarding the advisability of investing in securities generally or in a Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein.

S&P makes no warranty, express or implied, as to the results to be obtained by a Portfolio, owners of a Portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties and hereby expressly

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

disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein.

The ability of a Portfolio to meet its investment objective depends to some extent on the cash flow experienced by a Portfolio, since investments and redemptions by shareholders will generally require a Portfolio to purchase or sell securities. The Advisor will make investment decisions to accommodate cash flow in an attempt to maintain a high correlation with the S&P 500 Index. You should also be aware that the S&P 500 Index is a model portfolio, the performance of which does not take into account any brokerage commissions and other costs or expenses of investing which are borne by a Portfolio. Finally, since with respect to this element of a Portfolio's strategy a Portfolio seeks to track the S&P 500 Index, the Advisor generally will not attempt to judge the merits of any particular stock as an investment.

Merger Arbitrage Assets. To achieve a total return greater than the S&P 500 Index, a Portfolio invests in the equity securities of acquisition targets of publicly announced transactions that are generally structured to include at least 50% cash consideration.

A Portfolio purchases shares of acquisition targets based on specific events that trigger a merger arbitrage opportunity and these shares are sold when the acquisition is consummated or the transaction is abandoned. Merger arbitrage is a specialized investment approach generally designed to profit from the successful completion of proposed mergers, acquisitions and other types of corporate reorganizations. Through this investment strategy a Portfolio seeks to capture the differential between the post bona fide bid stock price of the shares of the acquisition target and the anticipated takeover payout.

Our proprietary quantitative models developed for this strategy provide a disciplined approach to both the timing and quantity of shares purchased of an acquisition target following the public announcement of the acquisition. Our research suggests that different types of bidders (e.g., management, hostile and friendly) lead to different outcomes in merger and acquisition contests and supports the practice of varying the level of our investment in an acquisition target based on the type of bidder.

A Portfolio imposes limits on the amount of its net assets that are invested in any one security at the time of purchase: 5% in any one management buyout transaction, 17% in any one hostile takeover; and 12% in any one friendly transaction. Generally, an acquisition target with a minimum market capitalization of $500 million is used as a guideline, though a Portfolio may purchase shares of corporations with smaller market capitalizations.

                             Investment Restrictions

The following investment restrictions are 'fundamental policies' of each Fund and each Portfolio and may not be changed with respect to the Fund or the Portfolio without the approval of a 'majority of the outstanding voting securities' of the Fund or the Portfolio, as the case may be. 'Majority of the outstanding voting securities' under the 1940 Act, and as used in this SAI and the Prospectus, means, with respect to the Fund (or the Portfolio), the lesser of (i) 67% or more

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

of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever a Trust is requested to vote on a fundamental policy of a Portfolio, the Trust will hold a meeting of the corresponding Fund's shareholders and will cast its vote as instructed by that Fund's shareholders.

As a matter of fundamental policy, each Portfolio (or Fund) may not (except that no investment restriction of a Portfolio shall prevent a Portfolio from investing all of its Assets in an open-end investment company with substantially the same investment objective):

1. borrow money or mortgage or hypothecate assets of the Portfolio (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption 'Additional Restrictions';

2. underwrite securities issued by other persons except insofar as the Portfolios (Trust or the Funds) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

3. make loans to other persons except: (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

4. purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio Trust (Trust) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);

5. concentrate its investments in any particular industry (excluding US government securities),

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

     but if it is deemed appropriate for the achievement of a Portfolio's (Fund's) investment objective(s), up to 25% of its total assets may be invested in any one industry;

6. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

7. with respect to 75% of each Fund's (Portfolio's) total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash-equivalents, US government securities and the securities of other investment companies) or own more than 10% of the voting securities of any issuer.

Additional Restrictions. In order to comply with certain statutes and policies each Portfolio Trust (or the Trust, on behalf of each Fund) will not as a matter of operating policy (except that no operating policy shall prevent a Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):

i. borrow money (including through reverse repurchase) for any purpose in excess of 5% of the Portfolio's (Fund's) net assets (taken at market), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its net assets;

ii. pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

iii. purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

iv.  invest for the purpose of exercising control or management;

v. purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or

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

     (c) more than 3% of the outstanding voting securities of any such issuer to be held by the Portfolio (Fund) unless permitted to exceed these limitations by an exemptive order of the SEC; provided further that, except in the case of a merger or consolidation, the Portfolio (Fund) shall not purchase any securities of any open-end investment company unless the Portfolio (Fund) (1) waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

vi. invest more than 15% of the Portfolio's (Fund's) net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable excluding (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which: (i) is not traded flat or in default as to interest or principal; and (ii) is rated in one of the two highest categories by at least two NRSROs and the Portfolio's (Fund's) Board of Trustees have determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one NRSRO and the Portfolio's (Fund's) Board of Trustees has determined that the commercial paper is of equivalent quality and is liquid;

There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

Each Fund will comply with the state securities laws and regulations of all states in which it is registered. Each Portfolio will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the corresponding Fund, or any other registered investment company investing in the Portfolio, is registered.

                Portfolio Transactions and Brokerage Commissions

Subject to the general supervision of the Board of Trustees, the Advisor makes decisions with respect to and places orders for all purchases and sales of portfolio securities for each Portfolio. In executing portfolio transactions, the Advisor seeks to obtain the best net results for a Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Commission rates, being a component of price, are considered together with such factors. Where transactions are effected on a foreign securities exchange, a Portfolio employs brokers, generally at fixed commission rates. Commissions on transactions on US securities exchanges are subject to negotiation. Where transactions are effected in the over-the-counter market or third market, a Portfolio deals with the primary market makers unless a more favorable result is obtainable elsewhere. Fixed income securities purchased or sold on behalf of the Portfolios normally will be traded in the over-the-counter market on a net basis (i.e. without a commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some fixed income securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, the Advisor may consider services in connection with the sale of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each Fund.

Pursuant to the investment advisory agreements, the Advisor selects broker-dealers in accordance with guidelines established by the Trust's Board of Trustees from time to time and in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended. In assessing the terms available for any transaction, the Advisor considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the investment advisory agreements authorize the Advisor, subject to the periodic review of the Trust's Board of Trustees, to cause a Portfolio to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to a Portfolio. Such brokerage and research services may consist of pricing information, reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

Supplemental research information utilized by the Advisor is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor. The Trustees will periodically review the commissions paid by a Portfolio to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to a Portfolio. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Advisor for which investment discretion is exercised. Conversely, a Portfolio may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

Investment decisions for a Portfolio and for other investment accounts managed by the Advisor are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to a Portfolio. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other investment companies or accounts in executing transactions. Pursuant to procedures determined by the Trustees and subject to the general policies of a Portfolio and Section 17(e) of the 1940 Act, the Advisor may place securities transactions with brokers with whom it is affiliated ('Affiliated Brokers').

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

Section 17(e) of the 1940 Act limits to 'the usual and customary broker's commission' the amount which can be paid by a Portfolio to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not 'interested persons' of the Trust or the Advisor, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder to ensure that the broker's commission is 'reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time....'

A transaction would not be placed with an Affiliated Broker if a Portfolio would have to pay a commission rate less favorable than its contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which it acts as a clearing broker, and any of their customers determined, by a majority of the Trustees who are not 'interested persons' of a Portfolio or the Advisor, not to be comparable to a portfolio. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Trustees who are not 'interested persons' of the Trust or the Advisor, exceptions may be made. Since the Advisor, as investment advisor to a Portfolio, has the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by them as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. A Portfolio will not engage in principal transactions with Affiliated Brokers. When appropriate, however, orders for the account of a portfolio placed by Affiliated Brokers are combined with orders of their respective clients, in order to obtain a more favorable commission rate. When the same security is purchased for two or more Portfolios or customers on the same day, each Portfolio or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

Affiliated Brokers furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by them or any of their associated persons in connection with effecting transactions for the account of a Portfolio, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith.

The Portfolios did not pay any affiliated brokerage commissions for the fiscal years ended March 31, 2002, 2001 and 2000.

Affiliated Brokers do not knowingly participate in commissions paid by a Portfolio to other brokers or dealers and do not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event that an Affiliated Broker learns at any time that it has knowingly received reciprocal business, it will so inform the Board.

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

The following table sets forth the brokerage commissions paid by the Portfolios during the periods indicated:

--------------------------------------------------------------------
                                 For the fiscal year ended March 31,
--------------------------------------------------------------------
                                     2002       2001       2000
--------------------------------------------------------------------
Asset Management Portfolio         $197,033   $273,840   $346,922
--------------------------------------------------------------------
Asset Management Portfolio II      $ 28,715   $ 27,784   $ 31,681
--------------------------------------------------------------------
Asset Management Portfolio III     $  6,150   $  4,942   $ 10,767
--------------------------------------------------------------------

As of March 31, 2002, none of the Portfolios held securities of its regular broker-dealers.

                             PERFORMANCE INFORMATION

                        Standard Performance Information

The Funds' performance may be used from time to time in advertisements, shareholder reports or other communications to shareholders or prospective shareholders. Performance information may include each Fund's investment results and/or comparisons of its investment results to the Lipper Flexible Funds Average, S&P 500 Index, Salomon Broad Investment Grade Bond Index, Salomon US Dollar T Bill Index and various unmanaged indices (or a blended rate of several of such indices) or results of other mutual funds or investment or savings vehicles. Each Fund's investment results as used in such communications will be calculated on a yield or total rate of return basis in the manner set forth below. From time to time, fund rankings may be quoted from various sources such as Lipper Analytical Services, Inc., Value Line and Morningstar, Inc.

A Trust may provide period and average annualized 'total return' quotations for the Funds. The 'total return' refers to the change in the value of an investment in each Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributed during such period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

A Trust may provide annualized 'yield' quotations for the Funds. The 'yield' of a Portfolio refers to the income generated by an investment in the Fund over a 30 day or one month period (which period shall be stated in any such advertisement or communications). This income is then annualized; that is, the amount generated by the investment over the period is assumed to be generated over a one year period and is shown as a percentage of the investment.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of a Portfolio will vary depending upon interest rates, the current market value of the securities held by the corresponding Portfolio and changes in the Fund's expenses. In addition, during certain periods for which total return or yield quotations may be provided, the Advisor or Administrator may have voluntarily agreed to waive portions of its fees on a month to

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

month basis. Such waivers will have the effect of increasing a Portfolio's net income (and therefore its total return or yield) during the period such waivers are in effect.

Shareholders will receive financial reports semi annually that include the Portfolios' financial statements, including listings of investment securities held by the Portfolios at those dates. Annual reports are audited by independent accountants.

From time to time, quotations of a Portfolio's performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

Yield: Yields for a Portfolio used in advertising are computed by dividing the Fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purpose of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

Income calculated for the purposes of calculating a Portfolio's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Portfolio may differ from the rate of distributions of the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

The Funds' 30-day SEC yields for the period ended March 31, 2002, were as follows:

-------------------------------------------------------------
                                  30-day SEC Yield
Fund                    (for the period ended March 31, 2002)
-------------------------------------------------------------
Short Range Fund                        3.12%
-------------------------------------------------------------
Mid Range Fund                          2.59%
-------------------------------------------------------------
Long Range Fund                         2.02%
-------------------------------------------------------------
Asset Management Fund                   2.47%
-------------------------------------------------------------

YIELD  =  2 [ ( a-b / cd + 1 )/6/ -1 ]

Where:

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a =   dividends and interest earned by the Fund during the period;
b =   net expenses accrued for the period;
c = average daily number of shares outstanding during the period entitled to receive dividends; and
d =   maximum offering price per share on the last day of the period.

                        Standard Performance Information

The Funds' performance may be used from time to time in advertisements, shareholder reports or other communications to shareholders or prospective shareholders. Performance information may include the Funds' investment results and/or comparisons of its investment results to the Lipper Flexible Funds Average, S&P 500 Index, Salomon Broad Investment Grade Bond Index, Salomon US Dollar T Bill Index and various unmanaged indices (or a blended rate of several of such indices) or results of other mutual funds or investment or savings vehicles. The Funds' investment results as used in such communications will be calculated on a yield or total rate of return basis in the manner set forth below. From time to time, fund rankings may be quoted from various sources such as Lipper Analytical Services, Inc., Value Line and Morningstar, Inc.

Total returns are based on past results and are not an indication of future performance. Any total return quotation provided for the Funds should not be considered as representative of the performance of the Funds in the future since the NAV and public offering price of shares of a Fund will vary based not only on the type, quality and maturities of the securities held in a Fund, but also on changes in the current value of such securities and on changes in the expenses of a Fund and its Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of the Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of a Fund will vary depending upon interest rates, the current market value of the securities held by a Portfolio and changes in a Fund's expenses. In addition, during certain periods for which total return or yield quotations may be provided, the Advisor, Service Agent or Administrator may have voluntarily agreed to waive portions of its fees on a month to month basis. Such waivers will have the effect of increasing a Fund's net income (and therefore its total return or yield) during the period such waivers are in effect.

Shareholders will receive financial reports semi annually that include the Funds' financial statements, including listings of investment securities held by the Portfolios at those dates. Annual reports are audited by independent accountants.

From time to time, quotations of the Funds performance may be included in advertisements, sales literature or shareholder reports. Mutual fund performance is commonly measured as total return and/or yield. Each Fund's performance is affected by its expenses. These performance figures are calculated in the following manner:

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Total Return: The Funds calculate total return separately for each class of its shares. Each type of share is subject to different fees and expenses and, consequently, may have different total returns for the same period. The Funds may advertise the following types of performance information: average annual total returns (before taxes), average annual total returns (after taxes on distributions), average annual total returns (after taxes on distributions and redemption), and aggregate total returns (before taxes).

Average Annual Total Returns (Before Taxes)

Each Fund, when advertising average annual total return before taxes for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

P (1 + T)/n/ = ERV

Where:
P =   hypothetical initial payment of $1,000;
T =   average annual total return;
n =   period covered by the computation, expressed in years;
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of a Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable 'ERV' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period.

Average Annual Total Return (After Taxes on Distributions)

Each Fund, when advertising average annual total return after taxes on distributions for a class of its shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

P (1 + T)/n/ = ATV//D//

Where:
P =   hypothetical initial payment of $1,000;
T =   average annual total return (after taxes on distributions);

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

n =   period covered by the computation, expressed in years.

ATV//D// = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of a Fund's shares), and
(4) for any account fees that vary with the size of the account, a mean (or median) account size in a Fund during the periods is reflected. Each Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending redeemable value (variable 'ATV//D//' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. Each Fund assumes that the redemption has no tax consequences.

Each Fund calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law.

Each Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. Each Fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

Average Annual Total Return (After Taxes on Distributions and Redemption)

Each Fund, when advertising average annual total return after taxes on distributions and redemption for a class of its shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

P (1 + T)/n/ = ATV//DR//

Where:
P =   hypothetical initial payment of $1,000;
T =   average annual total return (after taxes on distributions and redemption);
n =   period covered by the computation, expressed in years.

ATV//DR// = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions and redemption.

The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment;
(2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of a Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. Each Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees.

Each Fund calculates the taxes due on any distributions as described above under 'Average Annual Total Returns After Taxes on Distributions'.

The ending redeemable value (variable 'ATV//DR//' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges, the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit at the end of the measuring period. Each Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges). Each Fund separately tracks the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, a Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. A Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

Each Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. Each Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Aggregate Total Returns (Before Taxes)

Each Fund, when advertising aggregate total return before taxes for a class of its shares, computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total Return = [(ERV)/P - 1]

Where:
P =   hypothetical initial payment of $1,000;
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

The calculation for aggregate total returns before taxes is made assuming that
(1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of a Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable 'ERV' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period.

Other Non-Standardized Total Return Calculations

Each Fund may also from time to time include in advertising total return figures that are not calculated according to the formulas set forth above to compare more accurately a Fund's performance with other measures of investment return. For example, a Fund may calculate its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in a class of shares of the Fund and assuming the reinvestment of each distribution at net asset value on the reinvestment date.

For this alternative computation, each Fund assumes that the full amount of an investor's investment is invested in Shares (i.e., sales charges are not deducted from an investor's investment). This differs from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in shares. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return computed at net asset value for the periods ended March 31, 2002 are set forth in the tables below.

As of March 31, 2002

--------------------------------------------------------------------------
                        1-Year   5-Year   10-Year   Since Inception
--------------------------------------------------------------------------
Average Annual Returns (Before Taxes)
--------------------------------------------------------------------------
Short Range Fund         3.42%    7.48%     N/A          6.55%
                                                      (10/15/93)
--------------------------------------------------------------------------
Mid Range Fund           2.48%    8.43%     N/A          7.95%
                                                      (10/14/93)
--------------------------------------------------------------------------
Long Range Fund          1.70%    8.99%     N/A          9.62%
                                                      (11/16/93)
--------------------------------------------------------------------------
Asset Management Fund    2.13%    9.44%     N/A          9.83
                                                       (9/16/93)
--------------------------------------------------------------------------
Average Annual Total Returns (After Taxes on Distributions)
--------------------------------------------------------------------------
Short Range Fund         2.19%    4.77%     N/A          4.25%
                                                      (10/15/93)
--------------------------------------------------------------------------
Mid Range Fund           1.39%    5.13%     N/A          5.22%
                                                      (10/14/93)
--------------------------------------------------------------------------
Long Range Fund          0.87%    5.84%     N/A          6.97%
                                                      (11/16/93)
--------------------------------------------------------------------------
Asset Management Fund    1.10%    6.18%     N/A          7.13%
                                                       (9/16/93)
--------------------------------------------------------------------------
Average Annual Total Returns (After Taxes on Distributions and Redemption)
--------------------------------------------------------------------------
Short Range Fund         2.08%    4.87%     N/A          4.25%
                                                      (10/15/93)
--------------------------------------------------------------------------
Mid Range Fund           1.50%    5.56%     N/A          5.34%
                                                      (10/14/93)
--------------------------------------------------------------------------
Long Range Fund          1.09%    6.43%     N/A          7.03%
                                                      (11/16/93)
--------------------------------------------------------------------------
Asset Management Fund    1.31%    6.70%     N/A          7.14%
                                                       (9/16/93)
--------------------------------------------------------------------------
Cumulative Total Returns (Before Taxes)
--------------------------------------------------------------------------
Short Range Fund         3.42%   43.41%     N/A         71.08%
                                                      (10/15/93)
--------------------------------------------------------------------------
Mid Range Fund           2.48%   49.88%     N/A         91.04%
                                                      (10/14/93)
--------------------------------------------------------------------------
Long Range Fund          1.70%   53.77%     N/A         115.75%
                                                      (11/16/93)
--------------------------------------------------------------------------
Asset Management Fund    2.13%   57.03%     N/A         122.71%
                                                       (9/16/93)
--------------------------------------------------------------------------

                         Comparison of Fund Performance

Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Portfolio with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, a Portfolio also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Evaluations of a Portfolio's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for a Portfolio's performance information could include the following: Asian Wall Street Journal, Barron's, Business Week, Changing Times, The Kiplinger Magazine, Consumer Digest, Financial Times, Financial World, Forbes, Fortune, Global Investor, Investor's Business Daily, Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, Money, Morningstar Inc., New York Times, Personal Investing News, Personal Investor, Success, US News and World Report, Value Line, Wall Street Journal, Weisenberger Investment Companies Services, and Working Women.

Economic and Market Information. Advertising and sales literature for the Funds may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

                             VALUATION OF SECURITIES

                        Redemptions and Purchases In Kind

Valuation of Securities. The net asset value ('NAV') per share of each Fund is calculated on each day on which the NYSE is open (each such day being a 'Valuation Day').

The NAV per share of each Fund is calculated once on each Valuation Day as of the close of regular trading on the NYSE, which is currently 4:00 p.m., New York time or in the event that the NYSE closes early, at the time of such early closing (the 'Valuation Time'). The NAV per share of each Fund is computed by dividing the value of the Fund's Assets (i.e., the value of its investment in the Portfolio and other assets), less all liabilities, by the total number of its shares outstanding. Each Portfolio's securities and other assets are valued on the basis of market quotations or, if market quotations are not readily available, by a method which that Portfolio Trust's Board of Trustees believes accurately reflects fair value.

Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market.

Securities for which market quotations are not available are valued by the Advisor pursuant to procedures adopted by each Portfolio Trust's Board of Trustees. It is generally agreed that securities for which market quotations are not readily available should not be valued at the same value as that carried by an equivalent security which is readily marketable.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ('FRR 1' (formerly Accounting Series Release No. 113)) which concludes that there is 'no automatic formula' for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

     type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

To the extent that each Portfolio purchases securities which are restricted as to resale or for which current market quotations are not available, the Advisor of each Portfolio will value such securities based upon all relevant factors as outlined in FRR 1.

The Trusts, on behalf of each Fund, and each Portfolio reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust, or the Portfolio Trust, as the case may be, and valued as they are for purposes of computing the Fund's or the Portfolio's net asset value, as the case may be (a redemption in kind). If payment is made to a Portfolio shareholder in securities, an investor, including the Fund, the shareholder may incur transaction expenses in converting these securities into cash. The Trusts, on behalf of each Fund, and each Portfolio Trust have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund and each Portfolio are obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund or the Portfolio, as the case may be, at the beginning of the period.

Each Portfolio has agreed to make a redemption in kind to the corresponding Fund whenever the

Fund wishes to make a redemption in kind and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of the corresponding Portfolio and in no case will they receive a security issued by the Portfolio. Each Portfolio Trust has advised the Trusts that each Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind or unless requested by the Fund.

Each investor in a Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals which are to be effected as of the close of business on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as the close of business on the following business day.

Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under 'Net Asset Value' as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's corresponding Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's corresponding Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

The Funds and the Portfolios each reserve the right to redeem all of their shares, if the Board of Trustees vote to liquidate the Fund and/or Portfolio.

                          Trading in Foreign Securities

Trading in foreign markets may be completed at times which vary from the closing of the NYSE. In computing the net asset value, the Funds value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. similarly, foreign securities quoted in foreign currencies are translated into US dollars at the foreign exchange rates.

Occasionally, events that affect values an exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of the portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

                        Purchase and Redemption of Shares

Shares must be purchased in accordance with procedures established by ICCC (the 'Transfer Agent') and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to the Transfer Agent purchase payments by the following business day (trade date + 1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time.

The Trusts and the Transfer Agent have authorized one or more brokers to accept on the Trusts' behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on each Trust's behalf. The Transfer Agent will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the appropriate Fund's NAV next computed after they are accepted by an authorized broker or the broker's authorized designee.

                               How To Sell Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. Your shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the Shareholder's Service Agent. Redemption requests for shares of the Fund received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Shareholder Servicing Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Certain requests must include a signature guarantee to protect you and bankers trust from fraud. redemption requests in writing must include a signature guarantee if any of the following situations apply:

..    Your account registration has changed within the last 30 days,

..    The check is being mailed to a different address than the one on your account (record address),

..    The check is being made payable to someone other than the account owner,

..    The redemption proceeds are being transferred to an ICCC account with a different registration, or

..    You wish to have redemption proceeds wired to a non-pre-designated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

                     MANAGEMENT OF THE TRUSTS AND PORTFOLIOS

The overall business and affairs of each Trust and each Portfolio are managed by their respective Board of Trustees. The Boards approve all significant agreements between each Trusts/Portfolio and persons or companies furnishing services to each Fund/Portfolio, including each Funds/Portfolio agreements with its investment advisor, distributor, custodian and transfer agent. The Boards of Trustees and the executive officers are responsible for managing each Fund's/Portfolio's affairs and for exercising each Funds'/Portfolio's powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The following information is provided for each Trustee and Officer of each Trust's and each Portfolio's Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an 'interested person' of each Trust or Portfolio (as defined in the 1940 Act) (an 'Independent Trustee'). Information for each Non-

Independent Trustee (the 'Interested Trustee') follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either each Funds'/Portfolio's advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to Trust/Portfolio operations is One South Street, Baltimore, Maryland, 21202.

                   Trustees of the Trusts and Portfolio Trusts
-----------------------------------------------------------------------------------------------------------
                                                                                            Number of Funds
                                                                                            in the Fund
Name, Birth date and Position                                                               Complex
with each Trust and the          Business Experience and Directorships During the           Overseen by
Portfolio                        Past5 Years                                                Trustee/1/
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Independent Trustees
-----------------------------------------------------------------------------------------------------------
Charles P. Biggar                Retired (since 1987); formerly Vice President,             27
10/13/30                         International Business Machines (`IBM') (1975-1978) and
Trustee of BT Investment         President, National Services and the Field Engineering
Funds since 1999; BT Divisions   Division of IBM (1976-1987).
Investment Portfolios since
1993; and Asset Management
Portfolio  Portfolio since
1991.

-----------------------------------------------------------------------------------------------------------
S. Leland Dill                   Trustee, Phoenix Zweig Series Trust (since September       27
3/28/30                          1989); Trustee, Phoenix Euclid Market Neutral Fund
Trustee BT Investment Funds      (since May 1998); Retired (since 1986); formerly
since 1986; BT Investment        Partner, KPMG Peat Marwick (June 1956-June 1986);
Portfolios since 1993; and       Director, Vintners International Company Inc. (June
Asset Management Portfolio       1989-May 1992); Director, Coutts (USA) International
since 1991.                      (January 1992-March 2000); Director, Coutts Trust
                                 Holdings Ltd., Director, Coutts Group (March 1991-March
                                 1999); General Partner, Pemco (June 1979-June 1986).

-----------------------------------------------------------------------------------------------------------
Martin J. Gruber                 Nomura Professor of Finance, Leonard N. Stern School of    27
7/15/37                          Business, New York University (since 1964); Trustee,
Trustee BT Investment Funds      CREF (since 2000); Director, S.G. Cowen Mutual Funds
since 1999; BT Investment        (since 1985); Director, Japan Equity Fund, Inc. (since
Portfolios since 1999; and       1992); Director, Thai Capital Fund, Inc. (since 2000);
Asset Management Portfolio       Director, Singapore Fund, Inc. (since 2000).
since 1999.

-----------------------------------------------------------------------------------------------------------
Richard J. Herring               Jacob Safra Professor of International Banking and         27
2/18/46                          Professor, Finance Department, The Wharton School,
Trustee BT Investment Funds      University of Pennsylvania (since 1972); Director,
since 1999; BT Investment        Lauder Institute of International Management Studies
Portfolios since 1999; and       (since 2000); Co-Director, Wharton Financial
Asset Management Portfolio       Institutions Center (since 2000).
since 1999.

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                            Number of Funds
                                                                                            in the Fund
Name, Birth date and Position                                                               Complex
with each Trust and the          Business Experience and Directorships During the           Overseen by
Portfolio                        Past5 Years                                                Trustee/1/
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Bruce E. Langton                 Formerly Assistant Treasurer of IBM Corporation (until     27
May 10, 1931                     1986); Trustee and Member, Investment Operations
Trustee BT Investment Funds      Committee, Allmerica Financial Mutual Funds (1992 to
since 1999; BT Investment        2001); Member, Investment Committee, Unilever US
Portfolios since 1999; and       Pension and Thrift Plans (1989 to 2001)/2/; Retired
Asset Management Portfolio       (since 1987); Director, TWA Pilots Directed Account
since 1999.                      Plan and 401(k) Plan (1988 to 2000).

-----------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.             Principal, Philip Saunders Associates (Economic and        27
10/11/35                         Financial Consulting) (since 1998); former Director,
Trustee BT Investment Funds      Financial Industry Consulting, Wolf & Company
since 1986; BT Investment        (1987-1988); President, John Hancock Home Mortgage
Portfolios since 1993; and       Corporation (1984-1986); Senior Vice President of
Asset Management Portfolio       Treasury and Financial Services, John Hancock Mutual
since 1991.                      Life Insurance Company, Inc. (1982-1986).

-----------------------------------------------------------------------------------------------------------
Harry Van Benschoten             Retired (since 1987); Corporate Vice President, Newmont    27
2/18/28                          Mining Corporation (prior to 1987); Director, Canada
Trustee BT Investment Funds      Life Insurance Corporation of New York (since 1987).
since 1999; BT Institutional
Funds since 1999; and
International Equity
Portfolio since 1999.

-----------------------------------------------------------------------------------------------------------
Interested Trustee
-----------------------------------------------------------------------------------------------------------
Richard T. Hale/3/               Managing Director, Deutsche Bank Securities, Inc.          27
7/17/45                          (formerly Deutsche Banc Alex Brown Inc.) and Deutsche
Trustee BT Investment Funds      Asset Management Americas (1999 to present); Director
since 1999; BT Investment        and President, Investment Company Capital Corp.
Portfolios since 1999; and       (registered investment advisor) (1996 to present).
Asset Management Portfolio       Director/Trustee and President, Deutsche Asset
since 1999.                      Management Mutual Funds (1989 to present); Director,
                                 Deutsche Global Funds, Ltd. (2000 to present);
                                 Director, CABEI Fund (2000 to present); Director, North
                                 American Income Fund (2000 to present); Vice President,
                                 Deutsche Asset Management, Inc. (2000 to present).
                                 Chartered Financial Analyst.  Formerly, Director, ISI
                                 Family of Funds.

-----------------------------------------------------------------------------------------------------------
Officers
-----------------------------------------------------------------------------------------------------------
Richard T. Hale                  See information provided under Interested Trustees.        N/A
President since 2000.
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                            Number of Funds
                                                                                            in the Fund
Name, Birth date and Position                                                               Complex
with each Trust and the          Business Experience and Directorships During the           Overseen by
Portfolio                        Past5 Years                                                Trustee/1/
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Daniel O. Hirsch                 Managing Director, Deutsche Asset Management (since        N/A
3/27/54                          April 2002) and Director, Deutsche Global Funds, Ltd.
Vice President since 2000;       (since April 2002).  Formerly, Director Deutsche Asset
Secretary since 1999.            Management (1999 to 2002); Principal, BT Alex. Brown
                                 Incorporated, (now Deutsche Bank Securities, Inc.),
                                 1998-1999; Assistant General Counsel, United States
                                 Securities and Exchange Commission, 1993-1998.

-----------------------------------------------------------------------------------------------------------
Charles A. Rizzo                 Director, Deutsche Asset Management (April 2000 to         N/A
8/5/57                           present); Certified Public Accountant; Certified
Treasurer since 1999.            Management Accountant.  Formerly, Vice President and
                                 Department Head, BT Alex. Brown Incorporated (Deutsche
                                 Banc Alex. Brown Inc.), 1998-1999; Senior Manager,
                                 Coopers & Lybrand L.L.P. (PricewaterhouseCoopers LLP),
                                 1993-1998.

-----------------------------------------------------------------------------------------------------------
Amy Olmert                       Director, Deutsche Asset Management (formerly BT. Alex.
5/14/63                          Brown Inc.) ;(January 1999 to present); Certified
Assistant Secretary since        Public Accountant (1989 to present).  Formerly, Vice
1999.                            President, BT Alex. Brown Incorporated, (Deutsche Banc
                                 Alex. Brown Inc.), (1997-1999); Senior Manager
                                 (1992-1997), Coopers & Lybrand L.L.P.
                                 (PricewaterhouseCoopers LLP), (1988-1992).

-----------------------------------------------------------------------------------------------------------

----------

/1./ As of December 31, 2001 the total number of Funds in the Deutsche Asset
     Management Fund Complex (the "Fund Complex") is 70.
/2./ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.
/3./ Messr. Hale is a trustees who is an `Interested Person' within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of the Portfolio's investment advisor and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

Trustee Ownership in the Funds/1/
---------------------------------------------------------------------------------------
                                                    Aggregate Dollar Range of
                                                    Ownership as of December 31, 2001
                       Dollar Range of Beneficial   in all Funds Overseen by Director
Trustee                Ownership in the Funds       in the Fund Complex/2/
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Independent Trustees
---------------------------------------------------------------------------------------
Charles P. Biggar      None                         None
---------------------------------------------------------------------------------------
S. Leland Dill         None                         $50,001-$100,000
---------------------------------------------------------------------------------------
Martin J. Gruber       None                         None
---------------------------------------------------------------------------------------
Richard J. Herring     None                         $50,001-$100,000
---------------------------------------------------------------------------------------
Bruce E. Langton       None                         Over $100,000
---------------------------------------------------------------------------------------
Philip Saunders, Jr.   None                         $10,001-$50,000
---------------------------------------------------------------------------------------
Harry Van Benschoten   None                         None
---------------------------------------------------------------------------------------
Interested Trustee
---------------------------------------------------------------------------------------
Richard T. Hale        None                         Over $100,001
---------------------------------------------------------------------------------------

/1/. Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the `1934 Act') include direct and or indirect ownership of securities where the trustee's economic interest is tied to the securities, employment ownership and securities when the trustee can exert voting power and when the trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,001.

/2/. The funds overseen by the trustees in the Fund Complex consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, Cash Management Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio and BT Investment Portfolios.

OWNERSHIP IN SECURITIES OF THE ADVISOR AND RELATED COMPANIES

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2001. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund(s) (including Deutsche Bank AG).

-----------------------------------------------------------------------------------------
                                                              Value of        Percent of
                       Owner and                              Securities on   Class on an
                       Relationship to             Title of   an Aggregate    Aggregate
Trustee                Trustee           Company   Class      Basis           Basis
-----------------------------------------------------------------------------------------
Charles P. Biggar      N/A
-----------------------------------------------------------------------------------------
S. Leland Dill         N/A
-----------------------------------------------------------------------------------------
Martin J. Gruber       N/A
-----------------------------------------------------------------------------------------
Richard J. Herring     N/A
-----------------------------------------------------------------------------------------
Bruce E. Langton       N/A
-----------------------------------------------------------------------------------------
Philip Saunders, Jr.   N/A
-----------------------------------------------------------------------------------------
Harry Van Benschoten   N/A
-----------------------------------------------------------------------------------------

           Information Concerning Committees and Meetings of Trustees

The Board of Trustees of the Trust and Portfolio met 6 times during the fiscal year ended March 31, 2002 and each Trustee attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Trustees on which such Trustee served.

Messrs. Biggar, Dill, Gruber, Herring, Langton, Saunders and Van Benschoten, comprise the Valuation Committee which was constituted to consider and act upon all questions relating to valuation of the securities in the Portfolio which may arise between meetings of the Trustees. The Trusts and Portfolio have an Audit Committee consisting of Messrs. Biggar, Dill, Gruber, Herring, Langton, Saunders and Van Benschoten. All of the members of the Audit Committee are `independent' as provided for in the applicable requirements of the 1940 Act. Mr. Dill serves as Chairman of the Audit Committee. During the fiscal year ended March 31, 2002, the Audit Committee met 4 times. In accordance with its written charter adopted by the Board of Trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Portfolio and Funds. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Funds'/Portfolio's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Funds/Portfolio, its investment advisor and affiliates by the independent public accountants.

The Nominating Committee, which meets when necessary, consists of Messrs. Biggar, Dill, Gruber, Herring, Langton, Saunders and Van Benschoten. The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the Board of Trustees. The Nominating Committee did not meet during the fiscal year ended March 31, 2002.

                           Advisory Contract Approval

The Investment Advisory Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by each Fund's Board of Trustees or by a majority of the outstanding voting securities of each Fund, and in either event, by a majority of the Independent Trustees of each Fund's Board who have no direct or indirect financial interest in such agreements, with such Independent Trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under 'Capital Stock'). In approving the continuation of each Fund's investment advisory agreement, the Board, including the Independent Trustees, carefully considered (1) the nature and quality of services to be provided to each Fund; (2) the Advisor's compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with each Fund through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly from certain securities lending, custody and brokerage relationships between each Fund and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from [(i) arrangements to sweep Fund's excess cash at the end of the day into an affiliated money market fund and (ii)] the brokerage and research services it received from broker-dealers who executed portfolio transactions for each Fund. After requesting and reviewing such information, as they deemed necessary, the Board concluded that the continuance of advisory agreement was in the best interests of each Fund and its shareholders. Each Fund or the Advisor may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

                       Trustee Compensation Table

================================================================================================================
                                                                  Pension or
                                                                  Retirement
                                                                  Benefits     Estimated
                                                                  Accrued as   Annual
                       Aggregate                                  Part of      Benefits     Total Compensation
                       Compensation      Aggregate Compensation   Fund         Upon         from the
Trustee                from the Funds*   from the Portfolios**    Expenses     Retirement   Fund Complex***
----------------------------------------------------------------------------------------------------------------
Charles P. Biggar         $5,800.16              $4,350.12            N/A          N/A            $61,250
----------------------------------------------------------------------------------------------------------------
S. Leland Dill            $5,800.16              $4,350.12            N/A          N/A            $61,250
----------------------------------------------------------------------------------------------------------------
Martin J. Gruber          $5,800.16              $4,350.12            N/A          N/A            $61,250
----------------------------------------------------------------------------------------------------------------
Richard J. Herring        $5,800.16              $4,350.12            N/A          N/A            $61,250
----------------------------------------------------------------------------------------------------------------
Bruce E. Langton          $5,800.16              $4,350.12            N/A          N/A            $61,250
----------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.      $5,800.16              $4,350.12            N/A          N/A            $61,250
----------------------------------------------------------------------------------------------------------------
Harry Van Benschoten      $5,800.16              $4,350.12            N/A          N/A            $61,250
================================================================================================================

*Information provided is for the Short Range Fund, Mid Range Fund, Long Range Fund and the Asset Management Fund, for the year ended March 31, 2002.

**Information provided is for the Asset Management Portfolio, Asset Management Portfolio II and the Asset Management Portfolio III, for the year ended March 31, 2002.

***Information is provided for the Fund Complex for the following funds, portfolios and trusts: BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds,

BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio and Capital Appreciation Portfolio for the year ended December 31, 2001.

As of July 5, 2002, the Trustees and officers of the Trusts and the Portfolio Trusts owned in the aggregate less than 1% of the shares of any Fund or of each Trusts (all series taken together).

As of July 5, 2002, the following shareholders of record owned 5% or more of the Funds as follows:

----------------------------------------------------------------------------------------------------------
                                                                                                Percentage
Fund                    Name and Address of Shareholder                                         Owned
----------------------------------------------------------------------------------------------------------
Short Range Fund        Partnershare Plan of Bankers Trust Co, Attn: Justin Lake, 100 Plaza     21.32%
                        One, Jersey City, NJ  07311-3901
----------------------------------------------------------------------------------------------------------
                        Charles Schwab & Co, Omnibus Account Reinvest, Attn: Mutual Fund Acct   18.53%
                        Mgmt Team, 101 Montegomery Street, 333-8, San Francisco, CA  94104
----------------------------------------------------------------------------------------------------------
                        Mac & Co Cust, Westinghouse Electric Sav & Invest Plan A/C              18.43%
                        WSPF1801102, Attn: Mutual Fund Operations, P.O. Box 3198, Pittsburgh,
                        PA  15230-3198
----------------------------------------------------------------------------------------------------------
                        Bankers Trust Co as Trustee for Westinghouse Savannah River/Bechtel,    14.69%
                        Savannah River Inc Savings and Investment Plan, 34 Exchange PL  MS
                        3064, Jersey City, NJ  07302-3885
----------------------------------------------------------------------------------------------------------
                        Chase Manhattan Bank, Metlife Defined Contribution Group Trust, 4 New    6.56%
                        York Plz, New York, NY  10004-2423
----------------------------------------------------------------------------------------------------------
Mid Range Fund          Charles Schwab & Co, Omnibus Account Reinvest, Attn: Mutual Fund Acct   52.66%
                        Mgmt Team, 101 Montegomery Street, 333-8, San Francisco, CA  94104
----------------------------------------------------------------------------------------------------------
                        Bankers Trust As Trustee for Westinghouse Savannah River/Bechtel,       12.85%
                        Savannah River Inc Savings and Investment Plan, 34 Exchange PL  MS
                        3064, Jersey City, NJ  07302-3885
----------------------------------------------------------------------------------------------------------
                        Partnershare Plan of Bankers Trust Co, Attn: Justin Lake, 100 Plaza     11.64%
                        One, Jersey City, NJ  07311-3901
----------------------------------------------------------------------------------------------------------
                        Mac & Co Cust, Westinghouse Electric Sav & Invest Plan, Attn: Mutual     9.79%
                        Funds Operations, A/C WSPF1801112, P.O. Box 3198, Pittsburgh, PA
                        15230-3198
----------------------------------------------------------------------------------------------------------
Long Range Fund         Partnershare Plan of Bankers Trust Co, Attn: Justin Lake, 100 Plaza     35.61%
                        One, Jersey City, NJ  07311-3901
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                        Bankers Trust Co As Trustee for Westinghouse Savannah River Inc         24.50%
                        Savings and Investment Plan, 34 Exchange PL  MS 3064, Jersey City, NJ
                        07302-3885
----------------------------------------------------------------------------------------------------------
                        Charles Schwab & Co/Schwab, Omnibus Account Reinvest, Attn: Mutual      17.59%
                        Fund Acct Mgmt Team, 101 Montegomery Street, 333-8, San Francisco, CA
                        94104
----------------------------------------------------------------------------------------------------------
                        Mac & Co Cust                                                            5.51%
                        Westinghouse Electric Savings
                        Investment Plan
                        A/C WSPF 1801122
                        PO Box 3198
                        Pittsburgh, PA  15230-3198
----------------------------------------------------------------------------------------------------------
Asset Management Fund   Bankers Trust Co Cust, Kraft Thrift Plan, Attn: Brian Drummond, 34      38.99%
                        Exchange PL FL 6,  Jersey City, NJ  07302-3885
----------------------------------------------------------------------------------------------------------
                        Bankers Trust Cust, Philip Morris Inc, Profit Sharing Trust, Attn:      31.79%
                        Barry Levine, 34 Exchange PL FL 6, Jersey City, NJ  07302-3885
----------------------------------------------------------------------------------------------------------
                        Northern Telecom, c/o Bankers Trust Company, Attn: John Sawicki,        21.13%
                        Mailstop 3064, 34 Exchange Place 6th Floor,
                        Jersey City, NJ  07302-3885
----------------------------------------------------------------------------------------------------------

                                 Code of Ethics

The Board of Trustees of each Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each Fund's Code of Ethics permits Fund personnel to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements (with certain exceptions). In addition, each Fund's Code of Ethics provides for trading `blackout periods' that prohibit trading by personnel within periods of trading by each Fund in the same security. Each Fund's Code of Ethics also prohibits short term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

EachFund's advisor, DeAM, Inc., has also adopted a Code of Ethics. The Code of Ethics allows personnel to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements and other restrictions including `blackout periods' and minimum holding periods, subject to limited exceptions. The Code prohibits purchases of securities in initial public offerings (the prohibition is limited to US public offerings) and requires prior approval for purchases of securities in private placements.

Each Fund's principal underwriter, ICC Distributorss Inc. ('ICCD'), is not required to adopt a Code of Ethics as it meets the exception provided by Rule 17j-1 (c)(3) under the 1940 Act. Investment Advisor

Each Trust has not retained the services of an investment advisor since the Trust seeks to achieve the investment objective of each of its Funds by investing all the assets of the Funds in their respective Portfolio. Each Portfolio Trust has retained the services of Deutsche Asset Management, Inc. ('DeAM, Inc.' or the 'Advisor') as investment advisor.

The Advisor is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

The Advisor, or its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of each Fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. The Advisor has informed each Fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for each Fund, the Advisor will not inquire or take into consideration whether an issuer of securities proposed for purchase of sale by each Fund is a customer of the Advisor, its parent or its subsidiaries or affiliates. Also, in dealing with its customers, the Advisor, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by the Advisor or any such affiliate.

The Advisor, subject to the supervision and direction of the Board of Trustees of each Portfolio Trust, manages each Portfolio in accordance with the Portfolio's investment objective and stated investment policies, makes investment decisions for each Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of each Portfolio and employs professional investment managers and securities analysts who provide research services to each Portfolio. The Advisor may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist it in its role as investment advisor. All orders for investment transactions on behalf of a Portfolio are placed by the Advisor with brokers, dealers and other financial intermediaries that it selects, including those affiliated with the Advisor. An Advisor affiliate will be used in connection with a purchase or sale of an investment for each Portfolio only if the Advisor believes that the affiliate's charge for transaction does not exceed usual and customary levels. Each Portfolio will not invest in obligations for which the Advisor or any of its affiliates is the ultimate obligor or accepting bank. Each Portfolio may, however, invest in the obligations of correspondents or customers of the Advisor.

Under the Advisory Agreement, the Advisor receives a fee from each Portfolio, computed daily and paid monthly, at the annual rate of 0.65% of the average daily net assets of the Portfolio. Until April 30, 2001, Bankers Trust Company (now know as Deutsche Bank Trust Company Americas) served as the Portfolios' investment advisor.

The following table sets forth the net advisory fees that each fund paid to the Advisor during the periods indicated:

----------------------------------------------------------------------------
                                         For the fiscal year ended March 31,
----------------------------------------------------------------------------
                                            2002         2001        2000
----------------------------------------------------------------------------
Asset Management Portfolio               $3,611,200   $4134,752   $4,697,424
----------------------------------------------------------------------------
Asset Management Portfolio II            $  535,418   $ 592,093   $  608,367
----------------------------------------------------------------------------
Asset Management Portfolio III           $  165,968   $ 192,539   $  280,885
----------------------------------------------------------------------------


Each Fund's prospectus contains disclosure as to the amou the Advisor's investment advisory and the Administrator's administration and services fees, including waivers thereof. The Advisor and the Administrator may not recoup any of their waived investment advisory or administration and services fees.

                                  Administrator

Investment Company Capital Corporation (the 'Administrator' and the 'Transfer Agent'), One South Street, Baltimore, Maryland, serves as each Funds' and each Portfolios' administrator. The Administrator is an indirect wholly owned subsidiary of Deutsche Bank AG. Under its Administration and Services Agreement with the Trusts, the Administrator calculates the NAV of each Fund and generally assists the Board of Trustees of the Trusts in all aspects of the administration and operation of the Trusts. The Administration and Services Agreement provides for the Trust to pay the Administrator a fee computed daily and paid monthly at the annual rate of 0.65% of the average daily net assets of each of the Short Range Fund, Mid Range Fund and Long Range Fund. The Administration and Services Agreement provides for the Trust to pay the Administrator a fee computed daily and paid monthly at the annual rate of 0.15% of the average daily net assets of the Asset Management Fund.

Under an Administration and Services Agreement with each Portfolio Trust, the Administrator calculates the value of the assets of the Portfolios and generally assists the Board of Trustees of the Portfolios in all aspects of the administration and operation of the Portfolios. Each Administration and Services Agreement provides for the respective Portfolio to pay the Administrator a fee computed daily and paid monthly at the rate of 0.10% of the average daily net assets of that Portfolio. Under each Administration and Services Agreement, the Administrator may delegate one or more of its responsibilities to others at the Administrator's expense.

Under administration and services agreements, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of Trustees of each Trust and each Portfolio Trust reasonably deem necessary for the proper administration of the Trust or a Portfolio Trust. The Administrator will generally assist in all aspects of the Funds' and Portfolios' operations; supply and maintain office facilities (which may be in the Administrator's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Until July 1, 2001, Bankers Trust Company served as the Funds' and Portfolios' administrator.

The following table sets forth the net administration fees that each fund paid the Administrator:


----------------------------------------------------------------------------
                                         For the fiscal year ended March 31,
----------------------------------------------------------------------------
                                            2002       2001        2000
----------------------------------------------------------------------------
Asset Management Portfolio                $571,292   $636,116   $  722,681
----------------------------------------------------------------------------
Asset Management Portfolio II             $ 84,681   $ 91,091   $   93,595
----------------------------------------------------------------------------
Asset Management Portfolio III            $ 26,169   $ 29,621   $   43,213
----------------------------------------------------------------------------
Long Range Fund                           $964,623   $970,951   $1,045,789
----------------------------------------------------------------------------
Mid Range Fund                            $550,054   $590,975   $  608,081
----------------------------------------------------------------------------
Short Range Fund                          $169,969   $192,367   $  280,784
----------------------------------------------------------------------------
Asset Management Fund                     $634,098   $729,251   $  842,228
----------------------------------------------------------------------------

                           Waivers and Reimbursements

The Advisor and Administrator have agreed, for a 16-month period from each Fund's fiscal year end of March 31, 2002, to waive their fees and/or reimburse expenses so that expenses of each Fund will not exceed a certain amount. The Advisor and Administrator have also voluntarily agreed to waive their fees and/or reimburse expenses so that the Asset Management Funds will not exceed a certain amount. The Advisor or Administrator may terminate or adjust these voluntary waivers and reimbursements at any time at their sole discretion without notice to shareholders.

The following table sets forth the amounts waived and/or reimbursed by the Advisor and/or Administrator for the fiscal year ended March 31, 2002:


----------------------------------------------------------------------------
Asset Management Portfolio                                        $1,102,750
----------------------------------------------------------------------------
Asset Management Portfolio II                                     $  170,978
----------------------------------------------------------------------------
Asset Management Portfolio III                                    $   90,186
----------------------------------------------------------------------------
 Short Range Fund                                                 $  136,485
----------------------------------------------------------------------------
 Mid Range Fund                                                   $  287,372
----------------------------------------------------------------------------
 Long Range Fund                                                  $  371,206
----------------------------------------------------------------------------
Asset Management Fund                                             $  721,696
----------------------------------------------------------------------------


                          Custodian and Transfer Agent

Bankers Trust Company now know as Deutsche Bank Trust Company Americas, (the 'Custodian'), 100 Plaza One, Jersey City, New Jersey, serves as Custodian for the Trusts and for the Portfolio Trusts pursuant to the custodian agreements. As Custodian, it holds the Funds' and each Portfolio's assets. The Custodian will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act. The Custodian is an indirect wholly-owned subsidiary of Deutsche Bank AG. The Custodian may be reimbursed by the Funds or the Portfolios for its out-of-pocket expenses.

ICCC serves as transfer agent of the Trusts and of the Portfolio Trusts pursuant to a transfer agency agreement. Under its transfer agency agreement with the Trusts, ICCC maintains the shareholder account records for each Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. ICCC may be reimbursed by the Funds or the Portfolios for its out-of-pocket expenses.

                                   Distributor

ICCD is the principal distributor for shares of the Fund. ICCD is a registered broker/dealer and is unaffiliated with the Adviser. The principal business address of ICCD is Two Portland Square, Portland, Maine 04101.

                                  Service Agent

ICCC acts as a Service Agent pursuant to its Administration and Services Agreements with the Trusts and receives no additional compensation from the Funds for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by the Advisor from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trusts, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trusts executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the

Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreements with the Advisor, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

                       Counsel and Independent Accountants

Willkie Farr & Gallagher, 787 7th Avenue, New York, New York 10019, serves as Counsel to the Trusts and the Portfolio Trusts. PricewaterhouseCoopers LLP, 250 West Pratt Street, Suite 2100, Baltimore, Maryland 21201, have been selected as Independent Accountants for the Trusts and each Portfolio.

                           ORGANIZATION OF THE TRUSTS

BT Investment Funds (the 'Investment Trust') and BT Pyramid Mutual Funds (the 'Pyramid Trust') were organized on July 21, 1986 and February 28, 1992, respectively, under the laws of the Commonwealth of Massachusetts. The Investment Trust was organized under the name BT Tax-Free Investment Trust and assumed its current name of BT Investment Funds on May 16, 1988.

Short Range Fund, Mid Range Fund and Long Range Fund are each separate series of the Investment Trust and were established and designated on August 12, 1992. Asset Management Fund is a separate series of the Pyramid Trust and was established and designated as of February 28, 1992.

Each Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trusts are offered through separate prospectuses. No series of shares has any preference over any other series.

Each Trust is an entity of the type commonly known as a 'Massachusetts business trust.' Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of a shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Portfolio is required on any matter affecting that Fund on which shareholders are entitled to vote. Shareholders of a Portfolio are not entitled to vote on Trust matters that do not affect the Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares.

Asset Management Portfolio II and Asset Management Portfolio III are each a series of BT Investment Portfolios, an open end management investment company. BT Investment Portfolios and Asset Management Portfolio (each a 'Portfolio Trust' and collectively the 'Portfolio Trusts') are each organized as trusts under the laws of the State of New York. Each Portfolio Trust's Declaration of Trust provides that the corresponding Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of a Portfolio incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the corresponding Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of that Trust believe that neither the Funds nor their shareholders will be adversely affected by reason of the Funds investing in the corresponding Portfolios. The interest in BT Investment Portfolios are divided into separate series, such as Asset Management Portfolio II and Asset Management Portfolio III. No series of BT Investment Portfolios has any preference over any other series.

Each series of the Trusts will not be involved in any vote involving a Portfolio in which it does not invest its Assets. Shareholders of all the series of each Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

The series of BT Investment Portfolios will vote separately or together in the same manner as the series of the Trust. Under certain circumstances, the investors in one or more series of BT

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Investment Portfolios could control the outcome of these votes.

Shares of each Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees.

Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of a Trust. However, each Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from a Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by a Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of each Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

Whenever a Trust is requested to vote on a matter pertaining to a Portfolio, the Trust will vote its shares without a meeting of the respective Fund shareholders if the proposal, if made with respect to such Fund, would not require the vote of the Fund shareholders as long as such action is permissible under applicable statutory and regulatory requirements. A Trust will hold a meeting of the Fund shareholders for all other matters requiring a vote, and the Trust will cast all of its votes at the meeting of investors in a Portfolio in the same proportion as the votes of the respective Fund shareholders. Other investors with a greater pro rata ownership of a Portfolio could have effective voting control of the operations of the Portfolio.

                                    TAXATION

                              Taxation of the Funds

Federal Taxes. Each Fund intends to qualify as a regulated investment company, as defined in the Code. Provided the Fund meets the requirements imposed by the Code and distributes all of its income and gains, the Fund will not pay any Federal income or excise taxes. The Portfolio will also not be required to pay any Federal income or excise taxes.

Distributions from the Funds' income and short-term capital gains are taxed as dividends, and long term capital gain distributions are taxed as long term capital gains. The Funds' distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. Distributions declared to shareholders of record in October, November and December and paid in January are taxable as if paid on December 31. Each Fund will send each shareholder a tax statement by January 31 showing the tax status of the distributions received in the past year.

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Capital Gains. You may realize a capital gain or loss when you redeem (sell) or exchange shares. Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.

'Buying a Dividend.' On the ex-date for a distribution from income and/or capital gains, each Fund's share value is reduced by the amount of the distribution. If you buy shares just before the ex-date ('buying a dividend'), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Other Tax Information. In addition to Federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. Income received by the Portfolios from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. You should consult with your own tax advisor concerning the application of Federal, state and local taxes to your distributions from the Fund.

Each Trust intends to qualify annually and to elect for each Fund to be treated as a regulated investment company under the Code.

As a regulated investment company, each Fund will not be subject to US Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains and therefore does not anticipate incurring a Federal income tax liability.

If for any taxable year a Portfolio does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions, including amounts derived from net capital gains, would be taxable to shareholders to the extent of current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

                                  Distributions

Each Fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are distributed quarterly. In addition, the Fund will distribute net capital gains, if any, at least annually and potentially semi-annually, if required, to remain in compliance with the applicable tax regulations. Unless a shareholder instructs a Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund.

Dividends paid out of a Portfolio's investment company taxable income will be taxable to a US shareholder as ordinary income. Distributions of net capital gains, if any, designated as capital

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gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the US Federal tax status of distributions. Shareholders should consult their own tax advisor concerning the application of federal, state and local taxes to the distributions they receive from the Fund.

                           Taxation of the Portfolios

The Portfolios are not subject to the Federal income taxation. Instead, the Fund and other investors investing in a Portfolio must take into account, in computing their Federal income tax liability, their share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Portfolio.

                            Foreign Withholding Taxes

Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

                               Backup Withholding

A Fund may be required to withhold US Federal income tax at the rate of 31% of all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US Federal income tax liability.

                              Foreign Shareholders

The tax consequences to a foreign shareholder of an investment in a Portfolio may be different from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Portfolio.

                                 Other Taxation

The Trusts are organized as Massachusetts business trusts and, under current law, neither the Trusts nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

Each Portfolio Trust is organized as a New York trust. The Portfolio Trusts are not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts.

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                              FINANCIAL STATEMENTS

The financial statements for each Fund and the respective Portfolios for the fiscal year ended March 31, 2002, are incorporated herein by reference to the Annual Report to shareholders of each Fund dated March 31, 2002 (File Nos. 33-07404 and 811-4760). Copies of the Annual Reports may be obtained without charge by contacting the Funds.

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                                    APPENDIX

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

Moody's Investors Service, Inc.'s ('Moody's) Corporate Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt-edged'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

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Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or noncallable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hatchmark) symbol, e.g., #Aaa.

Con. (...): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by a) earnings of projects under construction, b) earnings of projects unseasoned in operation experience, c) rentals which begin when facilities are completed, or d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Rating Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Moody's Short-Term Debt Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year. Such obligations generally have an original maturity not exceeding one year.

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Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

     .    Leading market positions in well established industries.
     .    High rates of return on funds employed.
     . Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     . Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangements.

Standard & Poor's Ratings Group's ('S&P') Corporate Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

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A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC: Debt rated CC has a currently identifiable vulnerability to default.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. Debt rated C has a currently highly identifiable vulnerability to default. A 'C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to
CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

r: This symbol is attached to the ratings of instruments with significant non-credit risks. It highlights risks to principal expected returns which are not addressed in the credit rating.

S&P's Commercial Paper Ratings

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

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A-1: A short-term obligation rated 'A-1' is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks

County risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligation may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch IBCA, Duff & Phelps ('Fitch')  Bond Ratings

Investment Grade

AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

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BBB: Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Fitch Short-Term Ratings

F-1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added '+' to denote any exceptionally strong credit feature.

F-2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments; plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

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Notes to Long-Term and Short-Term Ratings

'+' or '-' may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term rating category, to categories below 'CCC,' or to Short-Term ratings other than 'F1.'

NR: 'NR' indicates that Fitch does not rate the issuer or issue in question.

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as 'Positive,' indicating a potential upgrade. 'Negative,' for a potential downgrade or 'Evolving,' if rating may be raised, lowered, or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

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                                             STATEMENT OF ADDITIONAL INFORMATION
                                                                   JULY 31, 2002

Investment Advisor
DEUTSCHE ASSET MANAGEMENT, INC.
280 Park Avenue
New York, NY  10017

Administrator and Transfer Agent
INVESTMENT COMPANY CAPITAL CORPORATION
One South Street
Baltimore, MD  21202

Distributor
ICC DISTRIBUTORS, INC.
Two Portland Square
Portland, ME  04101

Custodian
DEUTSCHE BANK TRUST COMPANY AMERICAS
100 Plaza One
Jersey City, New Jersey 07311

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, MD  21201

Counsel
WILLKIE FARR & GALLAGHER LLP
787 Seventh Avenue
New York, NY  10019

No person has been authorized to give any information or to make any representations other than those contained in a Trust's Prospectus, its Statement of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectus nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

Cusips:
055.922.827
055.922.835
055.922.843
SLIFE-13-IV

Cusip:
055.847.404
SAMF-13-PR
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PART C - OTHER INFORMATION

ITEM 23. Exhibits.

(a)  Declaration of Trust of the Trust; 1
     (1) Fourteenth Amended and Restated Establishment and Designation of Series; 18
(b)  By-Laws of the Trust; 1
(c)  Instruments Defining Rights of Security Holders; 3
(d)  Investment Advisory Agreement; 19
(e)  Distribution Agreement; 4
     (1) Appendix A to the Distribution Agreement between the Registrant and ICCD; 19
(f)  Bonus/Profit Sharing Contracts - Not Applicable;
(g)  Custodian Agreement between Registrant and Bankers Trust Company; 5
     (1) Amendment #1 to Exhibit A to the Custodian Agreement between the Registrant and Bankers Trust Company; 6
     (2) Amendment #2 to Exhibit A to the Custodian Agreement between the Registrant and Bankers Trust Company; 17
     (3) Cash Services Agreement between the Registrant and Bankers Trust Company; 7
(h)  Administration Agreement ; 19
     (1) Exhibit A, dated July 29, 2002, to the Expense Limitation Agreement - filed herewith;
(i)  Other Opinions -- Not applicable;
(j)  Consent of Independent Accountants - filed herewith;
(k)  Omitted Financial Statements - Not Applicable;
(l)  Investment representation letters of initial shareholders of the Trust; 9
(m)  Rule 12b-1 Plans - Not applicable;
(n)  Financial Data Schedules - Not applicable;
(o)  Rule 18f-3 Plan (Multiple Class Expense Allocation); 2
     (1)  Revised Multiple Class Expense Allocation Plan; 6
(p)  Codes of Ethics for Funds; 16; Codes of Ethics for the Advisor; 17.
(q)  Power of Attorney; 20.

----------
1. Incorporated by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement as filed with the Commission on July 31, 1995.
2. Incorporated by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement as filed with the Commission on February 25, 1997.
3.   Incorporated by reference to Section 6.2 of Registrant's Declaration of
     Trust.
4. Incorporated by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement as filed with the Commission on November 24, 1998.
5. Incorporated by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement as filed with the Commission July 1, 1997.
6. Incorporated by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement as filed with the Commission on January 28, 1998.
7. Incorporated by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement as filed with the Commission on June 30, 1998.
8. Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement as filed with the Commission on April 30, 1993.
9. Incorporated by reference herein to Pre-Effective Amendment No. 1 to Registrant's Registration Statement as filed with the Commission on June 9, 1992.

10. Incorporated by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement as filed with the Commission on January 28, 1999.
11. Incorporated by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement as filed with the Commission on April 30, 1999.
12. Incorporated by reference to Post-Effective Amendment No. 28 to Registrant's Registration Statement as filed with the Commission on May 28, 1999.
13. Incorporated by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement as filed with the Commission on January 31, 2000.
14. Incorporated by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement as filed with the Commission on April 30, 2000.
15. Incorporated by reference to Post-Effective Amendment No. 33 to Registrant's Registration Statement as filed with the Commission on May 1, 2000.
16. Incorporated by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement as filed with the Commission on June 26, 2001.
17. Incorporated by reference to Post-Effective Amendment No. 36 to Registrant's Registration Statement as filed with the Commission on April 30, 2001.
18. Incorporated by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement as filed with the Commission on July 31, 2001.
19. Incorporated by reference to Post-Effective Amendment No. 38 to Registrant's Registration Statement as filed with the Commission on January 28, 2002.
20. Incorporated by reference to Post-Effective Amendment No. 40 to Registrant's Registration Statement as filed with the Commission on April 29, 2002.

ITEM 24. Persons Controlled by or Under Common Control with Registrant.

Not applicable.

ITEM 25. Indemnification.

Incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement as filed with the Commission on April 30, 1996.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

All of the information required by this item is set forth in the Form ADV, as amended, of Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) (File No. 801-27291). The following sections of each such Form ADV are incorporated herein by reference:

(a)  Items 1 and 2 of Part II
(b)  Section 6, Business Background, of each Schedule D.

ITEM 27. PRINCIPAL UNDERWRITERS.

(a) ICC Distributors, Inc., the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies: BT Investment Funds, BT Advisor Funds, BT Institutional Funds, BT Pyramid Mutual Funds, Cash Management Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Asset Management Portfolio,

BT Investment Portfolios, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc., Flag Investors Emerging Growth Fund, Inc., the Flag Investors Total Return U.S. Treasury Fund Shares of Total Return U.S. Treasury Fund, Inc., the Flag Investors Managed Municipal Fund Shares of Managed Municipal Fund, Inc., Short-Intermediate Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Real Estate Securities Fund, Inc., Flag Investors Equity Partners Fund, Inc., Flag Investors Series Funds, Inc., Deutsche Investors Funds, Inc. (formerly known as Flag Investors Funds, Inc.), Deutsche Investors Portfolios Trust (formerly known a Flag Investors Portfolios Trust), and Morgan Grenfell Investment Trust.

(b) Unless otherwise stated, the principal business address for the following persons is Two Portland Square, Portland, Maine 04101.

Name and              Positions and               Positions and
Principal Business    Offices with                Offices with
Address               Distributor                 Registrant

John A. Keffer        President & Director            None
David R. Keffer       Director                        None
Ronald H. Hirsch      Treasurer                       None
Nanette K. Chern      Chief Compliance Officer        None
David I. Goldstein    Secretary                       None
Benjamin L. Niles     Vice President                  None
Frederick Skillin     Assistant Treasurer             None
Dana A. Lukens        Assistant Secretary             None

(c) None

ITEM 28. Location of Accounts and Records.

BT Pyramid Mutual Funds:                Deutsche Asset Management
(Registrant)                            One South Street
                                        Baltimore, MD  21202

Deutsche Bank Trust Company Americas:   100 Plaza One
(Custodian)                             Jersey City, NJ 07311

Deutsche Asset Management, Inc.:        280 Park Avenue
(Investment Advisor)                    New York, NY 10017

ICCC:                                   One South Street
(Transfer Agent, Administrator)         Baltimore, MD 21202

DST:                                    127 West 10th Street
(Sub-Transfer Agent and                 Kansas City, MO 64105
 Sub-Dividend Distribution Agent

ICC Distributors, Inc.:                 Two Portland Square
(Distributor)                           Portland, ME 04101

ITEM 29. Management Services.

Not Applicable

ITEM 30. Undertakings.

Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, BT PYRAMID MUTUAL FUNDS, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore and the State of Maryland on this 29th day of July, 2002.

                                                   BT PYRAMID MUTUAL FUNDS


                                              By:  /s/ DANIEL O. HIRSCH
                                                   -----------------------------
                                                   Daniel O. Hirsch, Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 41 to the Registrant's Registration Statement has been signed below by the following persons in the capacity and on the date indicated:

NAME                         TITLE                               DATE

By:  /s/DANIEL O. HIRSCH     Secretary                           July 29, 2002
     --------------------    (Attorney in Fact
     Daniel O. Hirsch        For the Persons Listed Below)


/s/ CHARLES A. RIZZO*        Treasurer (Principal
-------------------------
Charles A. Rizzo             Financial and Accounting Officer)


/s/ CHARLES P. BIGGAR *      Trustee
-------------------------
Charles P. Biggar


/s/ S. LELAND DILL*          Trustee
-------------------------
S. Leland Dill


/s/ MARTIN J. GRUBER*        Trustee
-------------------------
Martin J. Gruber


/s/ RICHARD T. HALE*         Trustee, President and
-------------------------    Chief Executive Officer
Richard T. Hale


/s/ RICHARD R. HERRING*      Trustee
-------------------------
Richard R. Herring


/s/ BRUCE E. LANGTON*        Trustee
-------------------------
Bruce E. Langton


/s/ PHILIP SAUNDERS, JR.*    Trustee
-------------------------
Philip Saunders, Jr.

/s/ HARRY VAN BENSCHOTEN*    Trustee
-------------------------
Harry Van Benschoten

*By Power of Attorney - Incorporated by reference to Amendment No. 20 to the Registration Statement as filed with the Commission on April 29, 2002.

                                   SIGNATURES

     ASSET MANAGEMENT PORTFOLIO has duly caused this Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of BT Pyramid Mutual Funds to be signed on its behalf by the undersigned authorized in the City of Baltimore and the State of Maryland on the 29th day of July, 2002.

                                                   ASSET MANAGEMENT PORTFOLIO


                                              By:  /s/ DANIEL O. HIRSCH
                                                   -----------------------------
                                                   Daniel O. Hirsch, Secretary

This Post-Effective Amendment No. 41 to the Registration Statement of BT Pyramid Mutual Funds has been signed below by the following persons in the capacities indicated with respect to ASSET MANAGEMENT PORTFOLIO.

NAME                         TITLE                                DATE

By:  /s/ DANIEL O. HIRSCH    Secretary                            July 29, 2002
     --------------------    (Attorney in Fact
     Daniel O. Hirsch        For the Persons Listed Below)


/s/ CHARLES A. RIZZO*        Treasurer (Principal
--------------------------   Financial and Accounting Officer)
Charles A. Rizzo


/s/ CHARLES P. BIGGAR *      Trustee
--------------------------
Charles P. Biggar


/s/ S. LELAND DILL*          Trustee
--------------------------
S. Leland Dill


/s/ MARTIN J. GRUBER*        Trustee
--------------------------
Martin J. Gruber


/s/ RICHARD T. HALE*         Trustee, President and
--------------------------   Chief Executive Officer
Richard T. Hale


/s/ RICHARD R. HERRING*      Trustee
--------------------------
Richard R. Herring


/s/ BRUCE E. LANGTON*        Trustee
--------------------------
Bruce E. Langton


/s/ PHILIP SAUNDERS, JR.*    Trustee
--------------------------
Philip Saunders, Jr.

/s/ HARRY VAN BENSCHOTEN*    Trustee
--------------------------
Harry Van Benschoten

*By Power of Attorney. Incorporated by reference to Post-Effective Amendment No. 20 of BT Pyramid Mutual Funds as filed with the Commission on April 29, 2002.

                             RESOLUTION RELATING TO
                     RATIFICATION OF REGISTRATION STATEMENTS

    (Approved by the Boards of each Investment Company with a Fiscal Year End of March 31(each, a "Trust" or a "Portfolio Trust", as applicable)

     RESOLVED,That the proper officers of the Trust be, and they hereby are, authorized and directed to execute, in the name and on behalf of the Trust, a Post-Effective Amendment under the Securities Act of 1933 (the "1933 Act") and an Amendment under the Investment Company Act of 1940, as amended, (the "1940 Act") to the Trust's Registration Statement on Form N-1A, and all necessary exhibits and other instruments relating thereto (collectively, the "Registration Statement"), to procure all other necessary signatures thereon, and to file the appropriate exhibits thereto, with the Securities and Exchange Commission (the "Commission"), under the 1933 Act and the 1940 Act and to appear, together with legal counsel, on behalf of the Trust before the Commission in connection with any matter relating to the Registration Statement; and further

     RESOLVED,That the proper officer of the Trust be, and he or she hereby is, authorized and directed in the name and on behalf of the Trust to take any and all action which the officer so acting may deem necessary or advisable in order to obtain a permit to register or qualify shares of common stock of the Trust for issuance and sale or to request an exemption from registration of shares of common stock of the Trust under the securities laws of such of the states of the United States of America or other jurisdictions, including Canada, as such officer may deem advisable, and in connection with such registration, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, deliver, file and publish all such applications, reports, issuer's covenants, resolutions, irrevocable consents to service of process, powers of attorney and other papers and instruments as may be required under such laws or may be deemed by such officer to be useful or advisable to be filed thereunder, and that the form of any and all resolutions required by any such state authority in connection with such registration, licensing, permitting, qualification or exemption is hereby adopted if (1) in the opinion of the officer of the Trust so acting the adoption of such resolutions is necessary or advisable, and
          (2) the Secretary of the Trust evidences such adoption by filing herewith copies of such resolutions which shall thereupon be deemed to be adopted by the Board of Directors and incorporated in the minutes as a part of this resolution and with the same force and effect as if attached hereto and that the proper officers of the Trust are hereby authorized to take any and all action that they may deem necessary or advisable in order to maintain such registration in effect for as long as they may deem to be in the best interests of the Trust; and further

     RESOLVED,That the proper and all actions heretofore or hereafter taken by such officer or officers within the terms of the foregoing resolutions be, and they hereby are, ratified and confirmed as the authorized act and deed of the Trust; and further

     RESOLVED,That the proper officers of the Portfolio Trust be, and they hereby are, authorized and directed to execute, in the name and on behalf of the Portfolio Trust, an Amendment under the 1940 Act to the Portfolio Trust's Registration Statement, to procure all other necessary signatures thereon, and to file the appropriate exhibits thereto, with the Commission, and to appear, together with legal counsel, on behalf of the Portfolio Trust before the Commission in connection with any matter relating to the Registration Statement; and further

     RESOLVED,That the proper officer of the Portfolio Trust be, and he or she hereby is, authorized and directed in the name and on behalf of the Portfolio Trust to take any and all action which the officer so acting may deem necessary or advisable in order to obtain a permit to register or qualify shares of common stock of the Portfolio Trust for issuance and sale or to request an exemption from registration of shares of common stock of the Portfolio Trust under the securities laws of such of the states of the United States of America or other jurisdictions, including Canada, as such officer may deem advisable, and in connection with such registration, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, deliver, file and publish all such applications, reports, issuer's covenants, resolutions, irrevocable consents to service of process, powers of attorney and other papers and instruments as may be required under such laws or may be deemed by such officer to be useful or advisable to be filed thereunder, and that the form of any and all resolutions required by any such state authority in connection with such registration, licensing, permitting, qualification or exemption is hereby adopted if (1) in the opinion of the officer of the Portfolio Trust so acting the adoption of such resolutions is necessary or advisable, and (2) the Secretary of the Portfolio Trust evidences such adoption by filing herewith copies of such resolutions which shall thereupon be deemed to be adopted by the Board of Trustees and incorporated in the minutes as a part of this resolution and with the same force and effect as if attached hereto and that the proper officers of the Portfolio Trust are hereby authorized to take any and all action that they may deem necessary or advisable in order to maintain such registration in effect for as long as they may deem to be in the best interests of the Portfolio Trust; and further

     RESOLVED,That any and all actions heretofore or herafter taken by such officer or officers within the terms of the foregoing resolutions be, and they hereby are, ratified and confirmed as the authorized act and deed of the Portfolio Trust.